UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Aspira Women’s Health Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ASPIRA WOMEN’S HEALTH INC.

12117 Bee Caves Road, Building III, Suite 100

Austin, Texas 78738

(512) 519-0400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY    , 2025

Dear Stockholder:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Aspira Women’s Health Inc., a Delaware corporation (the “Company”), will be held on ______, May __, 2025 at 10:00 a.m. (Eastern Time) at the offices of Sheppard Mullin Richter & Hampton LLP, 30 Rockefeller Plaza, New York, NY 10112.

The Annual Meeting will be held for the following purposes:

1.	To elect as directors the four nominees named in the proxy statement to serve for a one-year term expiring at the 2025 annual meeting of stockholders and until their successors are elected and qualified (Proposal 1);

2.	To hold an advisory vote to approve the compensation of the Company’s Named Executive Officers as disclosed in the proxy statement (Proposal 2);

3.	To approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the issuance of warrants to purchase 27,778 shares of common stock to certain related parties pursuant to the terms of the private placement financing transaction (the “Issuance Proposal”) set forth in the Securities Purchase Agreement dated as of June 30, 2024 (Proposal 3);

4.	To approve an amendment to the Aspira Women’s Health Inc. 2019 Stock Incentive Plan (the “2019 Plan”) (Proposal 4);

5.	To approve a proposed amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse split (the “Reverse Split”) of the Company’s issued and outstanding common stock by a ratio of between one-for-ten and one-for-sixty (Proposal 5);

6.	To ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (Proposal 6); and

7.	To transact such other business as properly may be brought before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The Board of Directors of the Company has fixed the close of business on April __, 2025 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A complete list of the stockholders entitled to vote at the Annual Meeting, as well as during the ten days prior to the Annual Meeting, will be available for examination by any stockholder for any purpose germane to the Annual Meeting during the Annual Meeting or by contacting the Corporate Secretary at (512) 519-0400 in order to arrange a viewing of the list during ordinary business hours, at our principal place of business, during the period of ten days prior to the Annual Meeting.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance of the Annual Meeting to our stockholders. Registration and seating will begin at 9:00 a.m. Shares of common stock can be voted at the Annual Meeting only if the holder thereof is present in person or by valid proxy.

For admission to the Annual Meeting, each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. If you do not plan on attending the Annual Meeting, please vote, date and sign the enclosed proxy and return it in the business envelope provided. Even if you do plan to attend the Annual Meeting, we recommend that you vote your shares at your earliest convenience in order to ensure your representation at the Annual Meeting. Your vote is very important.

YOUR VOTE IS IMPORTANT. IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE BY INTERNET OR TELEPHONE TODAY OR REQUEST A PROXY CARD TO SIGN, DATE AND RETURN BY MAIL AS SOON AS POSSIBLE.

All stockholders are cordially invited to attend the Annual Meeting virtually. Even if you plan to virtually attend the Annual Meeting, you are urged to vote by Internet, telephone or request a proxy card to sign, date and return by mail in order to ensure your representation at the Annual Meeting. Any stockholder attending the Annual Meeting may change his or her vote and vote online even if that stockholder has voted previously.

Austin, Texas , 2025	By Order of the Board of Directors

Jannie Herchuk Chairperson of the Board

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May __, 2025

The proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 will be available at www.aspirawh.com or www.proxyvote.com.

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ASPIRA WOMEN’S HEALTH INC.

12117 Bee Caves Road, Building III, Suite 100
Austin, Texas 78738

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on May __, 2025

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

General

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Aspira Women’s Health Inc., a Delaware corporation (“Aspira,” the “Company,” “we,” “us” or “our”), for use at our 2025 annual meeting of stockholders (the “Annual Meeting”) to be held on ________, May __, 2025 at 10 a.m. (Eastern Time) at the offices of Sheppard Mullin Richter & Hampton LLP, 30 Rockefeller Plaza, New York, NY 10112. Our principal executive offices are located at 12117 Bee Caves Road, Building III, Suite 100, Austin, Texas 78738, and our telephone number is (512) 519-0400.

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Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

Record Date; Outstanding Shares

Only stockholders of record at the close of business on April __, 2025 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were [●] shares of our common stock issued and outstanding and entitled to vote.

Stockholder of Record: Shares of Common Stock Registered in Your Name

If on April __, 2025, your shares of common stock were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc., then you are a stockholder of record. As a stockholder of record, you may vote online or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over telephone, through the internet or, if you receive a printed proxy card, by mail, by completing, dating and signing the proxy card and promptly mailing it in the postage-paid envelope provide, to ensure your vote is counted.

Beneficial Owner: Shares of Common Stock Registered in the Name of a Broker or Bank

If on April __, 2025, your shares of common stock were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. You will receive instructions from the brokerage firm, bank, dealer or other organization that holds your shares, which you must follow in order for your shares to be voted.

Revocability of Proxies

Any proxy given by a stockholder of record pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us at our principal executive offices (12117 Bee Caves Road, Building III, Suite 100, Austin, Texas 78738, Attention: Investor Relations) either a written notice of revocation, properly submitting a duly executed proxy (via the Internet, telephone, or by returning a proxy card) bearing a later date, or by attending the Annual Meeting and voting. Attendance at the Annual Meeting will not, by itself, revoke a proxy. For shares held in street name by beneficial owners, you will need to follow the directions provided to you by your broker, bank, trustee, or other nominee that holds your shares to change your vote.

Solicitation of Proxies

This solicitation of proxies is made by us and all related costs will be borne by us. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and employees, without additional compensation, personally or by electronic or regular mail, telephone or facsimile.

Voting

Each share of common stock outstanding on the Record Date is entitled to one vote for each director to be elected and one vote on each other matter to be voted on. Stockholders do not have cumulative voting rights.

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Voting in Advance of the Annual Meeting

Stockholders of record may vote their shares in advance of the Annual Meeting by Internet, telephone or, if you received printed proxy materials by mail.

By Internet: You may vote your shares by Internet as instructed on your proxy card (you will need the control number printed on your proxy card). The Internet procedures are designed to authenticate your identity, to allow you to vote your shares, and confirm that your instructions have been properly recorded.

By Telephone: You may vote your shares by telephone as instructed on your proxy card.

By Mail: You may vote your shares by mail if you request a paper proxy card. If you receive multiple proxy cards, you should sign and date each proxy card you receive. When a proxy card is properly dated, executed and returned, the shares represented by such proxy card will be voted at the Annual Meeting in accordance with the instructions of the stockholder as set forth on the proxy card. If you return a signed and dated proxy card or otherwise vote with no specific instructions, the shares will be voted in accordance with the Board’s recommendation, as follows:

●	“FOR” the election of each director nominee named herein (Proposal 1);

●	“FOR” the approval of the compensation of our Named Executive Officers (Proposal 2);

●	“FOR” the approval of the Issuance Proposal (Proposal 3);

●	“FOR” the approval of the amendment to the 2019 Plan (Proposal 4);

●	“FOR” the approval of the amendment to the Company’s Certificate of Incorporation to effect a Reverse Split (Proposal 5);

●	“FOR” the ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2025 (Proposal 6).

In addition, shares will be voted at the discretion of the individuals designated as proxies on the proxy card on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

If you are a beneficial owner of shares in “street name”, you should have received proxy card containing voting instructions from that organization rather than from us. You must follow these instructions for your bank, broker or other stockholder of record to vote your shares per your instructions.

Voting During the Annual Meeting

If you are a stockholder of record, you may vote by attending the Annual Meeting in person and handing in your proxy card. Otherwise, stockholders who hold their shares in street name must contact the broker, bank or nominee that holds their shares (preferably at least five days before the Annual Meeting) for instructions on how to participate and vote during the Annual Meeting.

Quorum; Required Votes; Abstentions; Broker Non-Votes

Quorum

Holders of one-third (1/3) of the shares of the outstanding common stock entitled to vote at the Annual Meeting, must be present, in person or represented by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person or represented by proxy, at the Annual Meeting do not constitute the required quorum, the meeting may be adjourned to a subsequent date by any officer entitled to preside at or to act as secretary of such meeting regardless of the presence of a quorum. Stockholders attending the Annual Meeting via webcast are deemed to be present “in person.” When shares are properly voted in accordance with the procedures above, such shares are counted in determining whether a quorum exists, even if the shares are voted “ABSTAIN.” Broker non-votes (as defined below) are also counted for purposes of determining a quorum.

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Required Votes

The proposal to elect directors (Proposal 1) in an uncontested election requires the affirmative vote of a majority of the votes properly cast (meaning the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee) with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” such nominee’s election.

The proposals to approve the compensation of our Named Executive Officers (Proposal 2), to approve the Issuance Proposal (Proposal 3), to approve the amendment to the 2019 Plan (Proposal 4), to approve the amendment to the Company’s Certificate of Incorporation to effect a Reverse Split (Proposal 5) and to ratify the selection of BDO USA, LLP as our independent registered public accounting firm (Proposal 6) each require the affirmative vote of a majority of the votes properly cast for such matter (i.e., if the number of votes properly cast “for” such matter exceeds the number of votes properly cast “against” such matter) with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” such matter.

Abstentions

Shares voted “ABSTAIN” from the proposals to elect directors (Proposal 1), to approve the compensation of our Named Executive Officers (Proposal 2), to approve the issuance by the Company of warrants to purchase 27,778 shares of common stock pursuant to the terms of the private placement financing transaction set forth in the Securities Purchase Agreement dated as of June 30, 2024 (Proposal 3), to approve the amendment to the 2019 Plan (Proposal 4) , to approve the amendment to the Company’s Certificate of Incorporation to effect a Reverse Split (Proposal 5) and to ratify the selection of BDO USA, LLP as our independent registered public accounting firm (Proposal 6) will have no effect on the outcome of the votes.

Broker Non-Votes

If a stockholder is the beneficial owner of shares held in “street name” through a broker, bank or nominee, the broker, bank or nominee is required to vote your shares in accordance with your instructions. You should direct any such organization on how to vote the shares held in your account. Under applicable stock exchange rules, the broker, bank or nominee is not permitted to vote on the stockholder’s behalf on certain matters that are not “routine,” unless the stockholder provides specific instructions on how to vote the shares. Broker non-votes occur when your broker submits a proxy for the Annual Meeting with respect to “routine” matters but does not vote on “non-routine” matters because you did not provide voting instructions on those matters. Proposals 1, 2, 3 and 4 are considered to be “non-routine” under NYSE rules and we therefore expect broker non-votes to exist only in connection with these proposals.

The proposal to amend the Company’s Certificate of Incorporation to effect the Reverse Split (Proposal 5) and the proposal to ratify the selection of BDO USA, LLP as our independent registered public accounting firm (Proposal 6) are each considered routine matters, and the broker, bank or nominee is allowed to vote the shares held in street name, without receiving specific instructions from stockholders on how to vote the shares on those proposals. Each of the other proposals to be voted on at the Annual Meeting is expected to be a non-routine matter, and the broker, bank or nominee may not vote your shares on these proposals without your instructions and these shares will not be counted as having been voted on the applicable proposal. Accordingly, we urge you to instruct your broker, bank, or other nominee to ensure that your vote will be counted.

Postponement or Adjournment of the Annual Meeting

Your proxy may be voted at the postponed or adjourned Annual Meeting. You will still be able to change your proxy until it is voted.

Any adjournment of the Annual Meeting can be accessed at the same website listed above and you may vote at any postponement or adjournment using the control number.

Results of the Annual Meeting

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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Householding of Proxy Materials

Some banks, brokers and other nominee registered holders may be “householding” our proxy materials. This means that only one copy of the proxy card may have been sent to multiple stockholders in your household. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your 16-digit control number in the subject line. If you want to receive separate copies in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

Submission of Stockholder Proposals for the 2026 Annual Meeting

In order to be eligible for inclusion in the Company’s proxy statement for the 2026 annual meeting of stockholders (the “2026 Annual Meeting”), stockholder proposals must comply with Rule 14a-8(e) promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other applicable rules. Rule 14a-8 requires that stockholder proposals be delivered to our principal executive offices no later than 120 days before the one-year anniversary of the release date of the previous year’s annual meeting proxy statement. Accordingly, if you wish to submit a proposal to be considered for inclusion in the proxy statement for our 2026 Annual Meeting, you must submit the proposal in writing to Aspira Women’s Health Inc., 12117 Bee Caves Road, Building III, Suite 100, Austin, Texas 78738, Attention: Corporate Secretary. We must receive the proposal by [ ] in order to consider it for inclusion in the proxy statement for our 2026 Annual Meeting.

Alternatively, in accordance with the “advance notice” provisions of our Bylaws, stockholders seeking to present a stockholder proposal or director nomination at our 2026 Annual Meeting of Stockholders, without having it included in the 2026 Proxy Statement, must comply with the advance notice requirements set forth in our Bylaws, including that the stockholder gives timely notice of the proposal or nomination in writing and in proper form to our secretary at our principal executive offices. To be timely, a stockholder’s notice must be received by the Secretary at our principal executive offices not earlier than 5:00 p.m. ET on the 120th day, nor later than 5:00 p.m. ET on the 90th day, before the first anniversary of the 2025 Annual Meeting of Stockholders, unless the date of the 2026 Annual Meeting of Stockholders is advanced by more than 30 days from the anniversary of the 2025 Annual Meeting of Stockholders. For our 2026 Annual Meeting of Stockholders, this means that any such proposal or nomination must be submitted no earlier than February __, 2026, and no later than March __, 2026. If the date of the 2026 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2025 Annual Meeting of Stockholders, the stockholder must submit any such proposal or nomination on or before the later of 5:00 p.m. ET on the 90th day prior to the 2026 Annual Meeting of Stockholders, or the 10th day following the day on which we first make public announcement of the date of the 2026 Annual Meeting of Stockholders

Our Bylaws contain provisions regarding information that must be set forth in a stockholder’s notice or otherwise provided in connection with stockholder proposals and director nominations. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than management’s nominees must provide notice that sets forth in their notice any additional information required by Rule 14a-19(b) under the Exchange Act.

YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. PLEASE VOTE BY INTERNET OR TELEPHONE TODAY OR REQUEST A PROXY CARD TO SIGN, DATE AND RETURN BY MAIL AS SOON AS POSSIBLE.

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PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors (the “Board”) currently consists of seven members, four of whom have been re-nominated for election at the Annual Meeting. Nicole Sandford resigned as a director effective as of December 16, 2024 and on March 31, 2025, Celeste Fralick also resigned as director. On July 25, 2024, John Ragard was designated by Jack W. Schuler, a stockholder of the Company and holding the right to designate an individual to be nominated to the Board pursuant to the Stockholders Agreement dated May 13, 2013 by and among the Company and the purchasers of the Company’s common stock and warrants named therein (the “Stockholders Agreement”). The Stockholders Agreement was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on May 14, 2013 and is incorporated herein by reference. Both Mr. Ragard and Ms. Cavanaugh have decided not to stand for re-election.

If elected by our stockholders, each of the four nominees named below will serve for a one-year term expiring at our 2026 annual meeting of stockholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal. Stockholders may not vote for more than six nominees.

In evaluating the suitability of individual Board members, our Nominating and Corporate Governance Committee takes into account many factors such as general understanding of various business disciplines (e.g., marketing or finance), understanding of the Company’s business environment, educational and professional background, judgment, integrity, ability to make independent analytical inquiries and willingness to devote adequate time to Board duties. The Board evaluates each individual in the context of the Board as a whole with the objective of retaining a group with diverse and relevant experience that can best perpetuate the Company’s success and represent stockholder interests through sound judgment.

Nominees for Director

Information regarding the nominees for the Board of Directors is set forth below. The Company has no reason to believe that the nominees would be unable or unwilling to serve as a director if elected. However, in the event that any of the nominees is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the Board to fill the vacancy, or alternatively, the Board may leave a vacancy on the Board or reduce the size of the Board.

All of the Company’s incumbent directors have previously been elected by our stockholders, other than Mr. John Ragard, who was designated by Jack W. Schuler in July 2024. Our Nominating and Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisers, or through such other methods as our Nominating and Governance Committee deems to be helpful to identify candidates. Our Board, upon the recommendation of the Nominating and Governance Committee selected Mr. Ragard as a director nominee in recognition of his extensive experience in the financial industry.

Name	Age	Position with Aspira	Director Since
Ellen Beausang(1)(2)	54	Director	March 2025
Jannie Herchuk(4)	62	Chair of the Board of Directors	May 2023
Lynn O’ Connor Vos(2)(5)(6)	69	Director	May 2023
Winfred Parnell, M.D.(5)(6)	72	Director	June 2023

(1)	Chair of the Compensation Committee
(2)	Member of the Audit Committee
(3)	Chair of the Nominating and Governance Committee
(4)	Chair of the Audit Committee
(5)	Member of the Compensation Committee
(6)	Member of the Nominating and Governance Committee

Ellen Beausang has been President-Chief Commercial Officer of BioReference Health since June 2022. As an industry veteran with over 25 years of experience, Ms. Beausang has held executive roles at leading pharmaceutical and diagnostic companies including Pfizer, Thermo Fisher Diagnostics and Quest Diagnostics where she managed the go-to-market strategy and product development. Ms. Beausang holds a dual B.S. degree in Psychology/Sociology from SUNY Brockport and a M.S. Degree in Clinical Psychology from Seton Hall University.

Our Board has determined that based on Ms. Beausang’s extensive executive-level leadership and management experience in technology and health sciences, she has the qualifications and skills to serve as a member of our Board.

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Jannie Herchuk retired from Deloitte & Touche LLP in 2022 after nearly 40 years of audit experience. Ms. Herchuk served on the Deloitte LLP board of directors and led strategic initiatives and practices. As the audit partner for some of the firm’s most important healthcare and life sciences companies, Ms. Herchuk oversaw her client’s preparation of financial statements and led audit engagements for public and private companies. Ms. Herchuk has routinely attended client board and audit committee meetings throughout her career. Ms. Herchuck received her B.B.A. in Accounting from Texas A&M University and is a licensed CPA in the state of Texas.

Our Board has determined that based upon Ms. Herchuk’s extensive industry experience and financial accounting, SEC reporting, internal controls, and auditing expertise, she qualifies to serve as a member of our Board.

Lynn O’Connor Vos has served as president of VosHealth LLC, a healthcare consultancy firm since November 2022. From August 2021 until February 2022, she served as chief executive officer of Modular Medical, a development state insulin pump company. Prior, served as the president and chief executive officer of the Muscular Dystrophy Association, the leader of genetic/neuromuscular and ALS research, patient care and advocacy from October 2017 to November 2020. Previously, she spent almost 30 years as CEO of Greyhealth Group (and its predecessor company), where she built a global healthcare communications firm and worked on launches for clients across the pharmaceutical, biotech, surgical, and diagnostic sectors. .Lynn currently serves on the boards of OptimizeRX and Modular Medical. She previously served on the board of nTelos, prior to the sale to Shentel, and on the boards of several WPP investment portfolio companies. She has significant nonprofit board experience with The Jed Foundation, Multiple Myeloma Research Foundation (MMRF), Healthcare Businesswomen’s Association (HBA) and a trustee of The Windward School and the YMCA of the City of New York. Lynn was named the Woman of the Year by the Healthcare Businesswomen’s Association in 2005. She was also a member of the Kraft Precision Medicine Accelerator at Harvard Business School focused on innovation and improving outcomes in oncology and rare diseases. She earned a B.S. in Nursing from Alfred University.

Our Board has determined that based upon Ms. O’Connor Vos’s extensive experience in the healthcare industry, including relevant experience as a current and prior director and as an executive officer, she has the qualifications and skills to serve as a member of our Board.

Winfred Parnell is a board-certified physician in obstetrics and gynecologic care bringing more than 20 years of board experience and expertise in strategic planning, governance, cultural transformation, regulatory & compliance, quality of care, and crisis management. Dr. Parnell was a founding partner of Carlos & Parnell, M.D., P.A., an obstetrics and gynecology practice in Dallas, TX. Dr. Parnell serves on the board of private equity-backed SCA Pharm, one of the largest compounding pharmacies in the country. Dr. Parnell is a graduate of Florida A&M University and received his MD from the University of Florida College of Medicine. He completed his internship and residency training at Parkland Hospital in Dallas, TX and holds an Executive Certificate in Non-Profit Governance.

Our Board has determined that based upon Dr. Parnell’s extensive experience in gynecologic care and as a current and prior director, he has the qualifications and skills to serve as a member of our Board.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE NAMED ABOVE.

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CORPORATE GOVERNANCE

Independence of the Board of Directors

As required under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board.

The Board has affirmatively determined, after considering all relevant facts and circumstances, that each of Ellen Beausang, Jannie Herchuk, Lynn O’Connor Vos and Winfred Parnell is an independent director, as the term is currently defined under Nasdaq Listing Rule 5605(a)(2).

In addition, Stefanie Cavanaugh, who served as a director from 2023 to 2024, Celeste R. Fralick, who served as a director from 2022 to 2024, and John Ragard, who served as a director in 2024, were independent directors during their service in 2024. Nicole Sandford was not an independent director because she served as our President and Chief Executive Officer.

Board Leadership Structure

The Board believes that separation of the positions of the Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Board believes that having an independent Chair creates an environment that is more conducive to the Board’s objective evaluation and oversight of management’s performance, increasing management accountability, and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders, including with respect to evaluating whether steps management is taking to manage risks are appropriate for the Company. Our Chair of the Board, Jannie Herchuk’s responsibility is to ensure that our Board functions properly and to work with our Chief Executive Officer to set the Board’s agenda. Accordingly, she has substantial ability to shape the work of the Board. We expect her to facilitate communications among our directors and between the Board and senior management. While Ms. Herchuk provides independent leadership, she also works closely with our Chief Executive Officer to ensure that our directors receive the information that they need to perform their responsibilities, including discussing and providing critical review of the matters that come before the Board and assessing management’s performance. As a result, we believe that such separation can enhance the effectiveness of our Board as a whole. We believe that the leadership structure of our Board is appropriate and enhances its ability to effectively carry out its roles and responsibilities on behalf of our stockholders.

Role of the Board in Risk Oversight

The Board is involved in oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board, and particularly the Audit Committee and Nominating and Governance Committee, but the full Board has retained responsibility for general oversight of risks.

The Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers and department heads responsible for oversight of particular risks within the Company.

With respect to cybersecurity, the Audit Committee works closely with and receives updates from management at least annually on matters related to cybersecurity. Employees receive cybersecurity training at least annually. The Company maintains cyber liability insurance coverage.

With respect to human capital-related risk exposures, the Compensation Committee works closely with management on matters related to significant compensation and equity decisions.

The Audit Committee reviews and assesses corporate responsibility matters, including environmental and social risks.

Meetings of the Board of Directors

Our Board establishes overall policies and standards and reviews the performance of management. The Board held eighteen meetings in 2024. Each director attended 75% or more of the aggregate number of meetings of the Board and the committees on which he or she served that were held during the period for which he or she was a director. Applicable Nasdaq listing standards require that the independent directors meet at least twice a year, and perhaps more frequently from time to time in executive session. In 2024, our independent directors met in regularly scheduled executive sessions at which only independent directors were present. It is our policy to request that all Board members attend the annual meeting of stockholders. We held our most recent annual meeting of stockholders on May 13, 2024 and all members of the Board standing for re-election attended the meeting.

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Audit Committee

The Audit Committee of the Board was established by the Board to oversee our corporate accounting and financial reporting processes, systems of internal control over financial reporting and the quality and integrity of our financial statements and reports. In addition, the Audit Committee oversees the qualification, independence and performance of our independent registered public accounting firm. The Audit Committee also recommends to the Board the appointment of our independent registered public accounting firm.

The Audit Committee as of December 31, 2024 was composed of three directors: Ms. Herchuk (Chair), Ms. Cavanaugh and Ms. O’Connor Vos. The Audit Committee is governed by a written charter adopted by the Board. The Audit Committee charter can be found in the Investor Overview & Financial Information section of our website at www.aspirawh.com. The Audit Committee met six times in 2024. The Board has determined that all members of our Audit Committee are independent pursuant to applicable Nasdaq and SEC requirements. The Board has also determined that Ms.Herchuk qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. In making the determination that Ms. Herchuk qualifies as an “audit committee financial expert,” the Board made a qualitative assessment of Ms. Herchuk’s level of knowledge and experience based on a number of factors, including her education as well as her experience as an audit partner.

REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act or the Exchange Act that might incorporate by reference future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal financial controls. Management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2024 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements of the Company with management of the Company and BDO USA, LLP (“BDO”), the Company’s independent registered public accounting firm, which audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2024. In addition, the Audit Committee has discussed with BDO the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees) and the SEC. The Audit Committee has also received from BDO the written disclosures and the letter required by the applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence and has discussed with BDO the firm’s independence from the Company and its management. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Respectfully Submitted by:

Members of the Audit Committee

Jannie Herchuk, Chair

Stefanie Cavanaugh

Lynn O’Connor Vos

Compensation Committee

The Compensation Committee of the Board acts on behalf of the Board to review, adopt and oversee our compensation strategy, policies, plans and programs. The Compensation Committee approves, or recommends for approval, the compensation (i.e., salary, bonus and stock-based compensation grants) and other terms of employment or service of our Chief Executive Officer and other executive officers and administers the 2019 Plan. The Compensation Committee also reviews and recommends for the Board’s approval the compensation for members of the Board. The Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. The Compensation Committee may form and delegate authority to subcommittees when appropriate. Any such subcommittee, to the extent provided in the resolutions of the Compensation Committee and to the extent not limited by applicable law, will have and may exercise all the powers and authority of the Compensation Committee.

Our executive officers recommend to the Compensation Committee of the Board business performance targets and objectives and provide background information about the Company’s underlying strategic objectives. Our Chief Executive Officer generally makes recommendations to the Compensation Committee regarding salary increases for other executive officers during the regular merit increase process. Our executive officers are not present or involved in deliberations concerning their own compensation.

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The Compensation Committee as of December 31, 2024 was composed of three directors: Ms. Cavanaugh (Chair), Ms. O’Connor Vos and Dr. Parnell. The Board has determined that the members of our Compensation Committee are independent pursuant to applicable Nasdaq and SEC requirements. The Compensation Committee has adopted a written charter that can be found in the Investor Overview & Financial Information section of our website at www.aspirawh.com. The Compensation Committee met twelve times in 2024.

The Compensation Committee retained Pearl Meyer and Partners, LLC (“Pearl Meyer”), as its independent compensation consultant during 2024. The Compensation Committee requested that Pearl Meyer assist in evaluating the efficacy of our existing compensation strategy and practices for executives. As part of its engagement, our compensation committee requested that Pearl Meyer develop a group of peer companies to use as a reference in making compensation decisions, evaluating current pay practices and considering different compensation programs and best practices.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for identifying individuals qualified to serve as members of the Board, recommending to the Board nominees for election as our directors, and providing oversight with respect to corporate governance and ethical conduct.

Our Nominating and Governance Committee as of December 31, 2024 consisted of Dr. Fralick (Chair), Ms. O’Connor Vos and Dr. Parnell. The Board has determined that the members of our Nominating and Governance Committee are independent pursuant to applicable Nasdaq listing standards. The Nominating and Governance Committee has adopted a written charter that can be found in the Investor Overview & Financial Information section of our website at www.aspirawh.com. The Nominating and Governance Committee met five times in 2024.

The information below describes the criteria and process that the Nominating and Governance Committee uses to evaluate candidates for selection to the Board.

Board Membership Criteria

The Nominating and Governance Committee is responsible for assessing the appropriate balance of experience, skills and characteristics required of directors. Nominees for director are selected on the basis of depth and breadth of experience, knowledge, integrity, ability to make independent analytical inquiries, understanding of our business environment, the willingness to devote adequate time to Board duties, the interplay of the candidate’s experience and skills with those of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. Although there is no specific policy regarding diversity in identifying director nominees, both the Nominating and Governance Committee and the Board seek the talents and backgrounds that would be most helpful to us in selecting director nominees. In particular, the Nominating and Governance Committee, when recommending director candidates to the full Board for nomination, may consider whether a director candidate, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience.

Process for Identifying and Evaluating Nominees

The Nominating and Governance Committee initiates the process for identifying and evaluating nominees to the Board by identifying a slate of candidates who meet the criteria for selection as nominees and have the specific qualities or skills being sought based on input from members of the Board, management and, if the Nominating and Governance Committee deems appropriate, a third-party search firm. Candidates are evaluated by the Nominating and Governance Committee on the basis of the factors described above under “Board Membership Criteria.” With respect to candidates for initial election to the Board, the Nominating and Governance Committee also reviews biographical information and qualifications and checks the candidates’ references. Qualified candidates are interviewed by at least one member of the Nominating and Governance Committee. Serious candidates meet, either in person or by telephone, with all members of the Nominating and Governance Committee and as many other members of the Board as practicable.

Using the input from interviews and other information obtained, the Nominating and Governance Committee evaluates which of the prospective candidates is qualified to serve as a director and whether the committee should recommend that the Board nominate, or elect to fill a vacancy with, a prospective candidate. Candidates recommended by the Nominating and Governance Committee are presented to the Board for selection as nominees to be presented for the approval of the stockholders or for election to fill a vacancy.

The Nominating and Governance Committee and/or the Board will consider nominees for director who are recommended by our stockholders, provided that written notice of any such recommendation is received by our Corporate Secretary within the timeframe established by our Bylaws with respect to director nominations by stockholders (see “Information About the Annual Meeting and Voting–Submission of Stockholder Proposals for the 2026 Annual Meeting”). All candidates for directors, including those who have been properly recommended or nominated by a stockholder, are evaluated using the criteria and process described above.

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Board Diversity Matrix

The following matrix is provided in accordance with applicable Nasdaq listing requirements and includes all director nominees, assuming the election of such nominees at the Annual Meeting.

Board Diversity Matrix (As of May __, 2025)
Total Number of Directors	4
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	1	-	-
Part II: Demographic Background
African American or Black	-	1	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	-	-	-
Hispanic or Latinx	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	3	-	-	-
Two or More Races or Ethnicities	-	-	-	-
LGBTQ+	-
Did Not Disclose Demographic Background	-

Prohibition on Hedging

Under our Insider Trading Policy, all directors, employees, consultants and contractors of the Company, together with their respective family members, are prohibited from entering into hedging or monetization transactions or similar arrangements with respect to the Company’s common stock, including the purchase or sale of puts or calls or the use of any other derivative instruments.

Dodd-Frank Clawback Policy

As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002, as amended. Additionally, we have implemented a Dodd-Frank Act-compliant clawback policy, as required by SEC rules.

Code of Business Conduct and Ethics

We have adopted the Aspira Women’s Health Inc. Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our officers, directors, employees, agents, contractors, and consultants. The Code of Ethics is available in the Investor Overview & Financial Information section of our website at www.aspirawh.com. We intend to disclose on our website any waiver of, or amendment to, the Code of Ethics as required by applicable SEC and Nasdaq requirements.

Stockholder Communications

Our stockholders may communicate directly with the Board of Directors or individual directors in writing, addressed to:

Board of Directors
c/o Corporate Secretary
Aspira Women’s Health Inc.
12117 Bee Caves Road, Building III, Suite 100
Austin, Texas 78738

The Corporate Secretary will review each stockholder communication. The Corporate Secretary will forward to the entire Board (or to members of a committee thereof, if the communication relates to a subject matter clearly within that committee’s area of responsibility) or to any individual director, as applicable, each communication, except those that constitute spam, junk mail, mass mailings, customer complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

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BOARD COMPENSATION

Our director compensation program is designed both to attract qualified non-employee directors and to fairly compensate them for their substantial responsibilities and time commitment. Periodically, the Compensation Committee reviews and determines the adequacy of the compensation program for non-employee directors and, based upon the results of its review, the Compensation Committee may make recommendations regarding the compensation program for non-employee directors to the Board. Directors are eligible to elect a mix of restricted stock units (“RSUs”), stock option awards and cash awards. During 2024, the Compensation Committee engaged Pearl Meyer to assist in the review of director compensation. For the first half of 2024, the directors were granted stock on a prorated basis, based on the prior year’s compensation plan, and consisted of the following:

	Director Retainer
	Equity Awards (1)(2)	Cash
Chairperson	$175,000	$35,000
Other Outside Directors	140,000	28,000
Chair of the Audit Committee	15,000	-
Other Audit Committee Members	7,500	-
Chair of the Compensation Committee	12,000	-
Other Compensation Committee Members	6,000	-
Chair of the Nomination and Governance Committee	6,000	-
Other Nomination and Governance Committee Members	4,000	-

(1)	Directors have the ability to elect their equity retainer either in RSUs or in a combination of RSUs and options. RSUs and stock option awards granted to non-employee directors generally vested over a one-year period, 25% on April 1, 25% on June 1, 25% on September 1 and 25% on December 1 of each year, subject to their continued service through the applicable vesting date and prorated for partial periods of service. In 2024, the prorated awards were granted in August and were fully vested upon grant.
(2)	All of the directors elected to receive 100% of their equity retainers in RSUs for 2024.

Based on the independent review, and after considering the recommendation of the Compensation Committee, the Board adjusted the annual equity retainer from $175,000 to $87,500 for the Chair of the Board and adjusted the annual equity retainer for the other outside directors from $140,000 to $70,000. The equity retainer will be in RSUs only. Further, the RSUs are issued subject to a $4 issuing price floor.

In addition, the Board approved the addition of a cash retainer for the outside directors of $40,000. The plan year for the compensation of the Board will also change to that beginning and ending with the annual meeting of stockholders. Such changes were effective as of August 22, 2024. The 2024 non-employee director compensation program consisted of the following:

	Director Retainer
	Restricted Stock
	Unit Awards	Cash
Chairperson	$115,000	$40,000
Other Outside Directors	70,000	40,000
Chair of the Audit Committee	20,000	-
Other Audit Committee Members	10,000	-
Chair of the Compensation Committee	15,000	-
Other Compensation Committee Members	7,500	-
Chair of the Nomination and Governance Committee	10,000	-
Other Nomination and Governance Committee Members	5,000	-

2024 Non-Employee Director Compensation Table

The table below presents the compensation earned by our non-employee directors for the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash	Stock Awards (1)(2)	Total
Stefanie Cavanaugh	$19,000	$44,164	$63,164
Celeste Fralick, Ph.D.	$19,000	$38,581	$57,581
Jannie Herchuk (3)	$22,500	$58,394	$80,894
Ellen O’Connor-Vos	$19,000	$41,275	$60,275
Winfred Parnell, M.D.	$19,000	$39,720	$58,720
John Ragard(4)	$5,000	$20,538	$25,538

(1)	Reflects the grant date fair value, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC Topic 718”), of RSUs granted in fiscal year 2024 by the Company under its 2019 Stock Incentive Plan. In 2024, a price and target value was fixed in February 2024 when the trailing average price per share of our common stock was $8.490 per share and in June 2023 when the trailing average price per share of our common stock was $3.346. For additional information regarding the assumptions made in calculating these amounts, see Note 9, Employee Share Based Compensation and Benefit Plans, to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
(2)	As of December 31, 2024, each individual who served as a non-employee director during 2024 held outstanding RSUs as follows: Ms. Cavanaugh – 23,750; Dr. Fralick – 20,000; Ms. Herchuk – 33,750; Ms. O’Connor-Vos – 21,250; Dr. Parnell – 20,625 and Mr. Ragard – 19,375.
(3)	As of December 31, 2024, Ms. Herchuk held 23,493 outstanding stock options to purchase an equal number of shares of Company common stock.
(4)	Mr. Ragard was appointed to the Board, effective July 25, 2024.

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MANAGEMENT

Set forth below is a list of our executive officers as of March 28, 2025:

Name	Age	Positions
Michael Buhle	59	Chief Executive Officer
James Crawford	39	Vice President of Finance

Michael Buhle joined Aspira Women’s Health on December 30, 2024 as Senior Vice President of Commercial Strategy and Operations and was appointed as the Company’s Chief Executive Officer on January 28, 2025. Prior to joining Aspira, Mr. Buhle served as Chief Commercial Officer of Biovision Diagnostics from January 2022 until December 2024. Mr. Buhle’s previous positions include executive roles at Congencia and Danaher Corporation, where he drove market share growth, launched innovative technologies and built high-performing teams. Mr. Buhle holds a bachelor’s degree in business management from Clark University.

James Crawford joined Aspira’s finance team in May 2021 and was appointed as the Company’s Vice President of Finance on January 28, 2025. Mr. Crawford has over 17 years of experience in finance in a variety of industries. From 2018 to 2021, Mr. Crawford was involved in some financial positions with Alphabroder Prime Line, most recently as the Director of Finance. From 2016 to 2017, Mr. Crawford was Finance Manager for Dorel Sports. From 2007 to 2015, Mr. Crawford served in a number of finance capacities with Pepperidge Farm, most recently as Finance Manager. Mr. Crawford holds a bachelor’s degree in science from Bucknell University and a master’s degree from the University of Connecticut. Mr. Crawford resigned his from position as Vice President of Finance effective April 4, 2025.

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EXECUTIVE COMPENSATION

The following individuals who served as executive officers of the Company during 2024 were our “Named Executive Officers” for 2024:

Name	Positions
Sandra Milligan, M.D.(1)	Former President and Interim Chief Executive Officer
John Kallassy(2)	Former Interim Chief Financial Officer
Nicole Sandford(3)	Former President and Chief Executive Officer
Torsten Hombeck, Ph.D.(4)	Former Senior Vice President and Chief Financial Officer
Minh Merchant(5)	Former General Counsel and Corporate Secretary

(1)	Dr. Milligan served as our President beginning effective April 1, 2024 and was appointed President and Chief Executive Officer beginning effective December 16, 2024 and the amount reported in 2024 reflects the portion of her annual base salary earned in 2024 from such date.
(2)	Mr. Kallassy served as our Interim Chief Financial Officer from August 15, 2024. The amount reported reflects the portion of his annual base salary earned in 2024 from such date.
(3)	Ms. Sandford’s employment terminated with the Company effective December 16, 2024 and the amount reported in 2024 reflects the portion of her annual base salary earned in 2024 through such date.
(4)	Dr. Hombeck commenced employment as our Chief Financial Officer on June 15, 2023 and the amount reported reflects the portion of his annual base salary earned in 2023 from such date. Dr. Hombeck’s employment terminated with the Company on June 27, 2024 and the amount reported in 2024 reflects the portion of his annual base salary earned in 2024 through such date.
(5)	Ms. Merchant’s employment terminated with the Company effective May 6, 2024 and the amount reported in 2024 reflects the portion of her annual base salary earned in 2024 through such date.

2024 Summary Compensation Table

The compensation earned by the Named Executive Officers for the years ended December 31, 2024 and December 31, 2023 was as follows:

Name and Principal Position	Year	Salary	Bonus		Stock Awards(1)		Option Awards(1)		Non-Equity Incentive Plan(2)	All Other Compensation		Total
Sandra Milligan, M.D., J.D.
Former President, Interim Chief Executive Officer	2024	$265,626	$-		$18,800		$70,703		$-	$3,300	(3)	$358,429
John Kallassy
Former Interim Chief Financial Officer	2024	$-	$-		$-		20,355		3,125	62,500	(4)	$85,980
Torsten Hombeck	2024	$177,404	$-		$-		$97,800		$-	$-		$275,204
Former Chief Financial Officer	2023	$177,500	$-		$97,500	(5)	$42,762	(6)	$37,000	$10,900	(7)	$365,662
Minh Merchant	2024	$126,250	$50,000	(8)	$-		$33,220		$-	$-		$159,470
Former General Counsel & Secretary	2023	$325,000	$-		$32,500	(5)	$96,595		$48,750	$9,656	(9)	$562,501
Nicole Sandford	2024	$466,667	$-		$23,500		$224,020		$135,000	$393,093	(10)	$849,187
Former President, President & Chief Executive Officer	2023	$500,000	$-		$-		$392,074		$112,500	$31,016	(9)	$1,035,590

(1)	Represents RSU and option awards granted to the Named Executive Officers. The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with ASC Topic 718. For additional information regarding the assumptions made in calculating these amounts, see Note 9, Employee Share Based Compensation and Benefit Plans, to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
(2)	Amount represents annual incentive bonus earned for 2024 and 2023.
(3)	Represents cash paid to Dr. Milligan for consulting services.
(4)	Represents cash paid to Mr. Kallassy for consulting services.
(5)	Represents restricted stock units awarded to Dr. Hombeck and Ms. Merchant for retention. 50% of the restricted stock units vested on March 31, 2024, and 50% of the restricted stock units would have vested on June 30, 2024 had they remained with the Company through the vest date.
(6)	Includes aggregate grant value of $14,281 related to 6,667 performance options granted to Dr. Hombeck in 2023, which reflected the then-probable achievement of the performance conditions as of the date of grant. Assuming maximum achievement of the performance goals, the grant date fair value of such options would be $14,281.
(7)	Represents cash paid to Mr. Hombeck for consulting prior to his joining the Company.
(8)	Represents retention cash bonus paid to Ms. Merchant. Under the terms of the retention agreement, Ms. Merchant would have to repay the Company if she resigned prior to December 31, 2023.
(9)	Represents payment of withholding on behalf of executive.
(10)	Represents severance payments accrued for Ms. Sandford pursuant to the terms of her Separation Agreement dated December 16, 2024.

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2024 Outstanding Equity Awards at Fiscal Year-End

The outstanding equity awards held by the Named Executive Officers as of December 31, 2024 were as follows:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date		Number of Shares or Units of Vested Stock That Have Not Been Issued	Market Value of Shares or Units of Vested Stock That Have Not Been Issued	Vest Commencement Date
Sandra Milligan	—	30,000	—	$3.21	5/3/2034	(1)			3/25/2025
	25,000	—	—	$0.84	11/12/2034				11/12/2024
							20,000	$18,800.00	10/28/2024	(2)
John Kallassy	16,667	8,333	—	$1.10	8/15/2034	(3)			8/15/2024
	25,000	—	—	$0.84	11//12/2034				11/12/2024
Nicole Sandford	333	—	—	$15.75	3/1/2032				3/1/2022
	6,666	—	—	$15.60	3/31/2032				3/31/2022
	333	—	—	$15.75	4/1/2032				4/1/2022
	333	—	—	$10.50	5/2/2032				5/2/2022
	333	—	—	$8.40	6/1/2032				6/1/2022
	333	—	—	$10.95	7/1/2032				4/1/2022
	333	—	—	$12.00	8/1/2032				8/1/2022
	333	—	—	$7.95	9/1/2032				9/1/2022
	333	—	—	$5.70	10/3/2032				10/1/2022
	333	—	—	$5.85	11/1/2032				11/1/2022
	333	—	—	$5.70	12/1/2032				12/1/2022
	333	—	—	$4.80	1/1/12033				1/1/2023
	333	—	—	$7.65	2/1/2033				2/1/2023
	33,332	—	—	$8.55	2/9/2033				2/9/2023
	16,666	—	—	$8.55	2/9/2033				2/9/2023
	20,000	—	—	$3.75	8/29/2033				8/29/2023
	40,000	—	—	$3.25	11/17/2033				11/17/2023
	30,000	—	—	$4.73	2/15/2034				2/15/2024
	80,000	—	—	$2.88	5/13/2034				5/13/2024
							25,000	$23,500.00	10/28/2024	(2)

(1)	Stock options vest in four equal annual installments beginning one year following the vesting commencement date.
(2)	Restricted stock units vested on December 31, 2024 and were issued in January 2025.
(3)	Stock options vest in six equal monthly installments beginning one month following the vesting commencement date.

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Narrative Disclosure to Summary Compensation Table

Compensation Program Overview

Base Salaries. Executive salaries are determined based on the data from our comparator group, an evaluation of each officer’s individual performance throughout the year, level of responsibility, overall salary structure, budget guidelines and assessment of our financial condition. We believe that this approach allows us to remain competitive in the market. The Compensation Committee normally reviews and adjusts as appropriate the base salaries for the Named Executive Officers in the first half of each calendar year.

Annual Base Salary
Sandra Milligan, M.D.	$400,000
John Kallassy	$150,000
Torsten Hombeck, Ph.D.	$325,000
Minh Merchant	$325,000
Nicole Sandford	$500,000

Annual Incentive Bonuses. Consistent with our objectives to tie a significant portion of the Named Executive Officers’ total compensation to our performance, all Named Executive Officers have a target bonus of a fixed percentage of their base salary. At the beginning of each fiscal year, the Compensation Committee establishes performance measures and goals. These are formulated into specific metrics on which to measure performance and attainment of goals during the year. The Compensation Committee generally establishes the individual payout targets for each Named Executive Officer based on the executive’s position, level of responsibility and a review of the peer group. The Compensation Committee typically assigns weightings to the various performance goals to provide a balanced approach to the various factors applied to determining bonus amounts. For 2024, these measures and goals were designed to be challenging yet achievable with strong management performance. The Compensation Committee determined that the performance goals had not been met for 2024. As such, there are no bonus payments due to our Named Executive Officers, with the exception of Nicole Sandford, which was deemed part of her separation package. The bonus payment to Ms. Sandford is expected to be made in September 2025.

Equity Incentive Compensation. The equity component of our executive compensation program is designed to fulfill our performance alignment and retention objectives. In general, Named Executive Officers receive incentive stock option grants at the time of hire. Annually thereafter, they receive additional equity-based compensation as recommended by the Compensation Committee. Equity-based compensation is based on individual performance and contributions toward the achievement of our business objectives, as well as overall Company performance. The number of underlying shares that may be purchased pursuant to the stock options granted to each Named Executive Officer varies based on the executive’s position and responsibilities. The Compensation Committee granted equity-based compensation to the Named Executive Officers during the year ended December 31, 2024 in the form of stock options and RSUs, as described above in the Summary Compensation Table.

Executive Employment Agreements

Sandra Milligan, M.D.

Effective April 1, 2024, the Company and Sandra Milligan, M.D. entered into an employment agreement (the “Milligan Agreement”) to serve as its President. Pursuant to the Milligan Agreement, the Company paid Dr. Milligan an annual base salary of $400,000. In addition, Dr. Milligan was eligible for a bonus of up to 50% of her salary (pro-rated for partial years), based on achievement of reasonable Company goals to be defined by the Board. From September 1, 2024 to December 16, 2024, Dr. Milligan agreed to work for a reduced salary of $320,000 in an effort to preserve the cash of the Company. Dr. Milligan was appointed as the company’s President and Interim Chief Executive Officer effective December 16, 2024, and served in that role until January 28, 2025, when she resumed the role of President. Effective December 16, 2024, Dr. Milligan’s annual base salary was reinstated to $400,000. Dr. Milligan resigned from the Company effective February 21, 2025.

John Kallassy

Effective as of August 15, 2024, the Company signed a consulting agreement with John Kallassy (the “Kallassy Agreement”) to serve as its Interim Chief Financial Officer. Under the Kallassy Agreement, Mr. Kallassy received a monthly retainer of $12,500 for up to 25 hours per week for up to six months. He was also eligible for a 50% cash bonus at the discretion of management and the compensation committee based on the achievement of established performance goals. Mr. Kallassy was also eligible for a stock option grant of 25,000 shares. Mr. Kallassy resigned from the Company effective January 10, 2025.

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Nicole Sandford

Effective March 1, 2023, the Company and Nicole Sandford entered into an amended and restated employment agreement (the “Sandford Agreement”). Pursuant to the Sandford Agreement, the Company paid Ms. Sandford an annual base salary of $500,000. In addition, Ms. Sandford was eligible for a bonus of up to 75% of her salary, based on achievement of reasonable Company goals to be defined by the Board. From September 1, 2024 to December 16, 2024, Ms. Sandford agreed to work for a reduced salary of $400,000 in an effort to preserve the cash of the Company.

If Ms. Sandford was terminated without cause or resigned for good reason (as these terms are defined in the Sandford Agreement), and provided that she complied with certain requirements (including signing a standard separation agreement release), under the Sandford Agreement: (i) she would be entitled to continued payment of her base salary as then in effect for a period of nine months following the date of termination; and (ii) she would be entitled to continued health and dental benefits through COBRA premiums paid by the Company (“COBRA Coverage”) until the earlier of nine months after termination or the time that she obtains employment with reasonably comparable or greater health and dental benefits. Additionally, the Sandford Agreement provided that if Ms. Sandford’s employment was terminated without cause or if she resigned for good reason within the 12-month period following a change of control (as such term is defined in the Sandford Agreement), then, in addition to the benefits above, 100% of any then-unvested options to purchase Company common stock previously granted by the Company would vest upon the date of such termination (the “Acceleration Benefit”). The Sandford Agreement also contained a non-solicitation provision that applies until 12 months after the termination of the Sandford Agreement.

Prior to the effectiveness of the Sandford Agreement, Ms. Sandford was party to an employment agreement with the Company effective as of March 1, 2022, for a term concluding on February 28, 2023. Pursuant to such prior agreement. Ms. Sandford was paid a base salary of $500,000 and was eligible to earn a discretionary bonus upon completion of the term. She was also eligible to receive a stock option grant to purchase 333 shares of the Company’s common stock, as adjusted for the reverse stock split, on the first trading day of each calendar month during the term, with each such option vesting in full on the last day of the calendar month in which it is granted.

Ms. Sandford’s employment was terminated on December 16, 2024. Pursuant to her separation agreement, Ms. Sandford was granted the following: (i) continued payment of her base salary for a period of nine months following the date of termination; (ii) continued health and dental benefits through COBRA premiums paid by the Company (“COBRA Coverage”) until the earlier of nine months after termination or the time that she obtains employment with reasonably comparable or greater health and dental benefits; (iii) 100% of any then-unvested options to purchase Company common stock previously granted by the Company vested upon the date of such termination; and (iv) a bonus payment related to 2024 in the amount of $135,000.

Torsten Hombeck, Ph.D.

Effective March 13, 2024, the Company and Dr. Hombeck entered into an amended and restated employment agreement (the “Hombeck Agreement”). Pursuant to the Hombeck Agreement, the Company paid Dr. Hombeck an annual base salary of $325,000. In addition, Dr. Hombeck was eligible for a bonus of up to 50% of his salary based on the Company’s performance, with the exact payment terms, if any, to be determined by the Compensation Committee of the Board in its sole and absolute discretion. Under the terms of such agreement, Dr. Hombeck was also eligible for a bonus of up to $50,00 upon the closing of one or more equity or debt financing transactions that result in a total aggregate net proceeds to the Company of $3,000,000 or more prior to March 31, 2025. The bonus would increase to $100,000 upon the aggregates closing of one or more equity, debt or other financing transactions that resulted in total net proceeds to the Company of $5,000,000 or more prior to March 31, 2025.Also pursuant to the Hombeck Agreement, Dr. Hombeck was granted a stock option to purchase 13,334 shares of the Company’s Common Stock, vesting in substantially equal installments following the completion of each of 3 years of continuous service following Dr. Hombeck’s employment commencement date. Dr. Hombeck was also granted a stock option to purchase 6,667 shares of the Company’s common stock, based on individual performance goals for the 12 months ending on the first anniversary of his employment commencement date.

Dr. Hombeck was eligible for continued payment of his base salary for six months and six months of COBRA Coverage on substantially the same terms and conditions as Ms. Sandford in the event that he was terminated without cause or resigns for good reason (as these terms are defined in the Hombeck Agreement); provided, however, that such benefits only apply beginning on the date that was six months following June 15, 2023, the effective date of the Dr. Hombeck’s original employment agreement. Further, he was also eligible for the Acceleration Benefit, on substantially the same terms and conditions as Ms. Sandford.

In addition, if Dr. Hombeck was terminated by the Company without cause or resigns for good reason (each term as defined in the Hombeck Agreement), any then-vested stock options granted to him would remain exercisable for up to 12 months following his employment termination date.

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Minh Merchant

Effective March 28, 2023, the Company and Ms. Merchant entered into an amended and restated employment agreement (the “Merchant Agreement”). Pursuant to the Merchant Agreement, the Company paid Ms. Merchant an annual base salary of $325,000. In addition, Ms. Merchant was eligible for a bonus of up to 50% of her salary, based on achievement of reasonable Company and individual performance related goals to be mutually agreed upon by Ms. Merchant and the Company’s Chief Executive Officer and recommended by the Compensation Committee for the Board’s approval. Ms. Merchant was granted a stock option to purchase 10,000 shares of the Company’s Common Stock, as adjusted for the reverse stock split, vesting in substantially equal installments following the completion of each of 4 years of continuous service following Ms. Merchant’s employment commencement date. In addition, if Ms. Merchant was terminated by the Company without cause or resigned for good reason (each term as defined in the Merchant Agreement), any then-vested stock options granted to her would remain exercisable for up to 12 months following her employment termination date.

Ms. Merchant is eligible for continued payment of her base salary for nine months and nine months of COBRA Coverage on substantially the same terms and conditions as Ms. Sandford in the event that she is terminated without cause or resigns for good reason (as these terms are defined in the Merchant Agreement); provided, however, that such benefits only apply beginning on the date that is six months following the March 28, 2023 effective date of the Merchant Agreement. Further, she was also eligible for the Acceleration Benefit, on substantially the same terms and conditions as Ms. Sandford.

Michael Buhle

Effective March 26, 2025, the Company and Mr. Buhle entered into an employment agreement (the “Buhle Agreement”). Pursuant to the Buhle Agreement, the Company will pay Mr. Buhle an annual base salary of $400,000. In addition, Mr. Buhle will be eligible for a bonus of up to 50% of his salary (prorated for partial years), based on achievement of corporate goals to be defined by the Compensation Committee of the Board of Directors. Mr. Buhle will be granted a stock option to purchase 100,000 shares of the Company’s Common Stock, vesting monthly over four years following the effective date of the Buhle Agreement. The Option shall remain exercisable until the earliest to occur of (i) 90 days from the date of Mr. Buhle’s termination of employment, (ii) the date on which the Options would have expired if Mr. Buhle’s employment had continued through the full term of the Option and (iii) the date on which Mr. Buhle breaches the Buhle Agreement, the PIIA or any other agreement between Mr. Buhle and the Company or any of its affiliates. Additionally, the Employment Agreement provides that if Mr. Buhle’s employment is terminated without cause or for good reason within the 12-month period following a change of control (as such term is defined in the Buhle Agreement), then, in addition to the benefits above, 100% of any then-unvested options to purchase Company common stock previously granted by the Company will vest upon the date of such termination (subject to earlier expiration at the end of the option’s original term).

If Mr. Buhle’s employment is terminated without cause or resigns for good reason (as these terms are defined in the Buhle Agreement) at any time following the date that is (a) six (6) months or (b) twelve (12) months following the Effective Date, and provided that he complies with certain requirements (including signing a standard separation agreement release and complying with the non-competition provision in the Buhle Agreement), under the Buhle Agreement:

(a)	After six (6) months of employment, continued payment of Mr. Buhle’s base salary as then in effect for a period of three (3) months following the date of termination (the “Severance Period”), to be paid periodically in accordance with the Company’s standard payroll practices, provided that you shall immediately repay to the Company any amounts that you receive hereunder if within sixty days following termination of your employment you either have failed to execute the standard release described above or have revoked the general release after you execute it; and

(b)	After twelve (12) months of employment, continued payment of Mr. Buhle’s base salary as then in effect for a period of six (6) months following the date of termination (the “Severance Period”), to be paid periodically in accordance with the Company’s standard payroll practices, provided that you shall immediately repay to the Company any amounts that you receive hereunder if within sixty days following termination of your employment you either have failed to execute the standard release described above or have revoked the general release after you execute it; and

(c)	Continuation of Company health and dental benefits through COBRA premiums paid by the Company directly to the COBRA administrator during the Severance Period; provided, however, that such premium payments shall cease prior to the end of the Severance Period if Mr. Buhle commences other employment with reasonably comparable or greater health and dental benefits, to be determined in Mr. Buhle’s sole discretion.

If Mr. Buhle’s employment is terminated by the Company for reasons other than for Cause (as defined below) or by Mr. Buhle for Good Reason (as these terms are defined in the Buhle Agreement) within the twelve (12) month period following a Change of Control (as these terms are defined in the Buhle Agreement), then, in addition to the severance obligations due to Mr. Buhle (disregarding the six (6) month and twelve (12) month probationary periods), one-hundred percent (100%) of any then-unvested shares under Company stock options then held by Mr. Buhle will vest upon the date of such termination.

Severance and Change in Control Arrangements.

Under the terms of each Named Executive Officer’s employment agreement, each is eligible to receive severance benefits upon a termination by the Company without cause or by the executive officer due to good reason. The Compensation Committee believes that these arrangements are important in order to attract and retain executive officer talent.

In addition, the Compensation Committee believes that executive officers have a greater risk of job loss or modification as a result of a change in control transaction than other employees. Accordingly, the employment agreements include change in control provisions under which they will receive certain payments and benefits upon qualifying terminations that follow a change in control. The principal purpose of the change in control provisions is to provide executive officers with appropriate incentives to remain with us before, during and after any change in control transaction by providing the executive officers with security in the event their employment is terminated or materially changed following a change in control. By providing this type of security, the employment agreements help ensure that the executive officers support any potential change in control transaction that may be considered in the best interests of our stockholders, even while the transaction may create uncertainty in the executive officer’s personal employment situation. The Compensation Committee believes that salary and benefits for nine months for our President and Chief Executive Officer and six months for our Chief Financial Officer and General Counsel are reasonable and appropriate to achieve the desired objectives of the agreements.

The following table set forth amounts payable to the Named Executive Officers if such officer had been terminated as of December 31, 2024.

Mr. Kallassy, Ms. Merchant and Dr. Hombeck were not eligible for any such benefits as of December 31, 2024. The actual benefits received by Ms. Sandford following the termination of her employment is included under “Executive Employment Agreements” above.

Name	Qualifying Termination Scenario	Continued Payment of Base Salary	Immediate Vesting of Stock Options(2)	Health and Dental Insurance Benefits(3)
Sandra Milligan	Qualifying Termination(1)	$200,000	$—	$865	(4)
	Qualifying Termination Within 12 Months After Change-in Control	200,000	—	—
	For cause	—	—	—

(1)	A Qualifying Termination means an involuntary termination by the Company other than for cause or a voluntary resignation by the executive for good reason (in all cases, assuming the executive is not entering into competitive or other activity detrimental to us, and subject to the executive’s execution of an effective release of claims and compliance with certain other conditions).
(2)	Reflects the difference between the exercise price of all options that would have vested upon such a termination and $0.71 (the December 31, 2024 closing price of our common stock).
(3)	Assumes each executive does not obtain employment with reasonably comparable or better health and dental benefits within the time period specified in the respective employment agreements.
(4)	Dr. Milligan does not avail of the Company’s health insurance benefits, but she does avail of its dental insurance plan.

Other Benefits.

Our Named Executive Officers participate in our standard employee benefits programs, including medical, dental, vision, life, short-term and long-term disability insurance, 401(k) Plan and flexible spending accounts.

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PROPOSAL 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED
EXECUTIVE OFFICERS

Under Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement in accordance with SEC rules. At the 2023 annual meeting of stockholders (“2023 Annual Meeting”), the Company asked stockholders to indicate if it should hold an advisory vote to approve the compensation of Named Executive Officers every one, two or three years. In accordance with the vote results at the 2023 Annual Meeting, the Board determined to implement an advisory vote on executive compensation every year until the next required vote on the frequency of stockholder votes on executive compensation.

The Board is asking stockholders to approve, on an advisory basis, the Company’s executive compensation, as described in this proxy statement, for its Named Executive Officers. The advisory vote to approve executive compensation is non-binding. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

The advisory vote to approve executive compensation is not a vote on the Company’s general compensation policies or the compensation of the Company’s Board, but rather the overall compensation of the Company’s Named Executive Officers as described in this proxy statement (including the compensation tables and related narrative disclosures). We believe that our compensation policies and decisions are strongly aligned with our stockholders’ interests and consistent with current market practices. Compensation of the Company’s Named Executive Officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

For the reasons discussed above, the Board of Directors is asking you to indicate your support for our Named Executive Officer compensation by voting “FOR” the following “say-on-pay” resolution at the Annual Meeting:

“RESOLVED, that the compensation of the named executive officers of the Company, as disclosed in the proxy statement pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other compensation tables and accompanying narrative discussion, is hereby APPROVED.”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY RESOLUTION RELATING TO THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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Pay Versus Performance

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company’s performance and named executive offer pay.

Required Tabular Disclosure of Pay Versus Performance

The following table shows the past three fiscal years’ total compensation for our Named Executive Officers as set forth in the Summary Compensation Table, the “compensation actually paid” (“CAP”) to our named executive officers (as determined under SEC rules), our total shareholder return (“TSR”), and our net income (loss).

SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine Compensation Actually Paid as reported in the Pay Versus Performance Table. Compensation Actually Paid does not necessarily represent cash and/or equity value transferred to the applicable named executive officer without restriction, but rather is a valuation calculated under applicable SEC rules.

Year	Summary Compensation Table Total for PEO #1(1)	Compensation Actually Paid to PEO #1(2)	Summary Compensation Table Total for PEO #2(1)	Compensation Actually Paid to PEO #2(2)	Average Summary Compensation Table Total for non-PEO NEOs(3)	Average Compensation Actually Paid to non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(4)	Net Income (Loss)(5)
2024	$358,429	$281,757	$849,187	$441,752	$173,551	$116,108	$1	($13,094)
2023	$0	$0	$1,035,590	$2,652,407	$461,827	$318,888	$4	($16,990)
2022	$0	$0	$604,256	$540,361	$486,738	$166,197	$5	($29,885)

(1)	Sandra Milligan, our former President and CEO is Principal Executive Officer (“PEO” ) #1 and was our PEO beginning December 16, 2024. Nicole Sandford, our former President and CEO is PEO #2 and was our PEO for 2022-2024. Compensation for our PEOs reflects the amounts of total compensation reported in the “Total column of the “Summary Compensation Table” for Sandra Milligan and Nicole Sandford for the years shown in the table.
(2)	The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amounts of compensation paid to the Company’s CEO or other NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Milligan’s total compensation to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO #1	Less: Reported Value of Equity Awards (a)	Plus: Equity Award Adjustments (b)	CAP to PEO
2024	$358,429	$(89,503)	$12,831	$281,757

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. Changes to stock option fair values are based on the updated stock price at the respective measurement dates, in addition to an updated expected option term, volatility of the company’s stock over the updated expected option term, expected dividend yield, and risk free rate assumptions. The amounts deducted or added in calculating the equity award adjustments are as follows:

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Year	Year End Fair Value of Equity Awards	Change in Fair Value from the end of the Prior Year to the end of the Applicable Year of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Equity Award Adjustments
2024	$808	$-	$12,023	$-	$12,831

* The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Ms. Sandford’s total compensation in each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO #2	Less: Reported Value of Equity Awards (a)	Plus: Equity Award Adjustments (b)	CAP to PEO
2024	$849,187	$(247,520)	$(159,915)	$441,752
2023	$1,035,590	$(392,074)	$2,008,891	$2,652,407
2022	$604,256	$(87,845)	$23,950	$540,361

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns, as applicable, in the Summary Compensation Table for the applicable year.
(b)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. Changes to stock option fair values are based on the updated stock price at the respective measurement dates, in addition to an updated expected option term, volatility of the company’s stock over the updated expected option term, expected dividend yield, and risk-free rate assumptions The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards	Change in Fair Value from the end of the Prior Year to the end of the Applicable Year of Outstanding and Unvested Equity Awards	Change in Fair Value of Equity Awards that Failed to Meet Vesting Conditions in the Year	Fair Value at the end of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Equity Award Adjustments
2024	$-	$-	$8,937	$(168,312)	$(159,915)
2023	$2,011,208	$(4,379)	$2,165	$(103)	$2,008,891
2022	$10,255	$-	$13,695	$-	$23,950

* The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(3)	Average total compensation for non-PEO NEOs is based on the compensation of the following NEOs: (i) in 2024, Torsten Hombeck, Minh Merchant, Valerie Palmieri and John Kallassy, (ii) in 2023, Torsten Hombeck, Minh Merchant, and Ryan Phan and (iii) in 2022, Robert Beechey, Minh Merchant, and Ryan Phan.

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Year	Reported Summary Compensation Table Total for Non-PEO NEOs	Less: Reported Value of Equity Awards (a)	Plus: Equity Award Adjustments (b)	CAP to non-PEO NEOs
2024	$173,551	$(52,525)	$(4,918)	$116,108
2023	$461,827	$(158,271)	$15,332	$318,888
2022	$486,738	$(65,350)	$(255,191)	$166,197

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards	Change in Fair Value from the end of the Prior Year to the end of the Applicable Year of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards that Failed to Meet Vesting Conditions in the Year	Fair Value at the end of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Total Equity Award Adjustments
2024	$209	$-	$6,684	$7,183	$(18,994)	$(4,918)
2023	$23,545	$(2,897)	$7,084	$(1,325)	$(11,075)	$15,332
2022	$11,969	$(176,025)	$906	$(92,041)	$-	$(255,191)

* The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

(4)	Total Shareholder Return is cumulative for the measurement periods beginning on December 31, 2021, and ending on December 31 of each of 2024, 2023 and 2022, respectively, calculated in accordance with Item 201(e) of Regulation S-K.
(5)	Reflects “Net Income” as reported in the Company’s Consolidated Statements of Operations included in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2024, December 31, 2023 and December 31, 2022.

Pay Versus Performance Narrative Disclosure

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table on CAP and each of total shareholder return (“TSR”) and net loss.

We do not utilize TSR and net loss in our executive compensation program. However, we do utilize several other performance measures to align executive compensation with our performance. As described in more detail above, part of the compensation our NEOs are eligible to receive consists of annual performance-based cash bonuses that are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals, subject to certain employment criteria. Additionally, we view stock options and RSUs, which are an integral part of our executive compensation program, as related to company performance although not directly tied to TSR, because they provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period. These equity awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

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CAP and Cumulative TSR

From 2023 to 2024, our TSR decreased as well as the CAP for Ms. Sandford and our non-PEO Named Executive Officers increased. With respect to Dr. Milligan, there is no relationship between our TSR from 2023 to 2024 and her CAP as she was not our PEO or an NEO during 2023.

From 2022 to 2023, our TSR decreased whereas the CAP for Ms. Sandford and our non-PEO Named Executive Officers increased.

CAP and Net Income (Loss)

With respect to net income, we have not reached the stage of profitability. Consequently, our company does not consider net loss as a performance measure for our executive compensation program. From 2022 to 2023, and from 2023 to 2024, our net loss decreased from the prior year, which was primarily due to increases in revenue and decreases in operating expenses.

In 2023 and 2024, our net loss decreased slightly, while the CAP for Ms. Sandford and our non-PEO NEOs also decreased between 2023 and 2024. With respect to Dr. Milligan, there is no relationship between our net loss from 2021 to 2022 and her CAP as she was not our PEO or an NEO during 2023.

In 2022 and 2023, our net loss decreased, but the CAP for both Ms. Sandford and our non-PEO NEOs decreased between 2022 and 2023. With respect to Ms. Palmieri, there is no relationship between our net loss from 2022 to 2023 and her CAP as she terminated during 2023.

All information provided above under the “Pay versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

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PROPOSAL 3: APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(c), THE ISSUANCE OF WARRANTS TO PURCHASE 27,778 SHARES OF COMMON STOCK TO CERTAIN RELATED PARTIES PURSUANT TO THE TERMS OF THE PRIVATE PLACEMENT FINANCING TRANSACTION SET FORTH IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF JUNE 30, 2024

Our Board has approved, and is recommending that our stockholders approve, a proposed issuance by the Company of warrants to purchase 27,778 shares of common stock to certain related parties pursuant to the terms of the private placement financing transaction set forth in the Securities Purchase Agreement dated as of June 30, 2024 between the Company and such relate parties.

On June 30, 2024, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain existing accredited shareholders and certain related parties for the issuance and sale in a private placement (the “Private Placement”) of (i) 1,264,739 shares of the Company’s common stock (the “Common Stock”) and (ii) warrants (the “Common Warrants”) to purchase up to 1,264,739 shares of our Common Stock, at a purchase price of $1.53 per share of Common Stock and accompanying warrants.

27,778 of the shares of common stock and warrants to purchase up to 27,778 shares of common stock were sold to certain related parties (the “Related Party Warrants”).

On February 11, 2025, we received written notice (the “Notice”) from the Nasdaq Stock Market, LLC (“Nasdaq”) that based on the closing bid price per share immediately preceding entering into a binding agreement to issue the securities for the Private Placement of $1.47 per share plus $0.125 attributable to the value of the warrants, the market value of the transaction for purposes of Listing Rule 5625(c) was $1.595. Since the shares and warrants sold in the private placement were issued below the market value, and we failed to obtain shareholder approval, we violated Listing Rule 5635(c).

Subsequently, on February 11, 2025, we completed amendments to the Related Party Warrants prohibiting their exercise until shareholder approval has been obtained.

Accordingly, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(c) to permit the exercise of the Related Party Warrants. If we do not obtain stockholder approval at the Annual Meeting, we will not be able to issue to the holders of the Related Party Warrants the number of shares to which they would otherwise be entitled upon exercise of the Related Party Warrants.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(c), THE ISSUANCE OF WARRANTS TO PURCHASE 27,778 SHARES OF COMMON STOCK TO CERTAIN RELATED PARTIES PURSUANT TO THE TERMS OF THE PRIVATE PLACEMENT FINANCING TRANSACTION SET FORTH IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF JUNE 30, 2024.

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PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE ASPIRA WOMEN’S HEALTH INC. 2019 STOCK INCENTIVE PLAN

The Board recommends that the stockholders approve an amendment (the “Amendment”) to the Aspira Women’s Health Inc. 2019 Stock Incentive Plan (the “2019 Plan”) to effectuate an increase in the number of shares of common stock of the Company authorized to be granted under the 2019 Plan by 2,500,000 shares so that a total of 4,532,818 shares of common stock are authorized to be granted under the 2019 Plan. In addition, stockholder approval is being sought to increase the aggregate maximum number of shares of our common stock that may be issued under the 2019 Plan pursuant to the exercise of incentive stock options to a maximum of 7,500,000 shares that may be issued pursuant to the exercise of incentive stock options under the 2019 Plan.

Stockholder approval of the Amendment will provide the Company with flexibility to grant awards from a pool of shares available under the 2019 Plan for purposes of recruiting, retaining, motivating and rewarding participants in the 2019 Plan. Upon the recommendation of the Compensation Committee, the Board has approved the Amendment and has directed that it be submitted for stockholder approval at the Annual Meeting. This Proposal 4, if approved, would become effective upon stockholder approval. If stockholders do not approve the Amendment, grants will continue to be made under the 2019 Plan as currently in effect to the extent shares of common stock are available. Please note that all share numbers in this Proposal 4 have been adjusted to reflect the reverse stock split that became effective on May 12, 2023.

Background

The 2019 Plan was initially adopted by the Board in May 2019 and approved by our stockholders in June 2019. In May 2023, stockholders approved an amendment and restatement to the 2019 Plan, which increased the number of shares available for grant under the 2019 Plan by 333,333 shares. In May 2024, stockholders approved an amendment and restatement to the 2019 Plan, which increased the number of shares available for grant under the 2019 Plan by 1,000,000 shares. As of April __, 2025, and after accounting for the May 2023 increase, there were [●] shares subject to outstanding options and [●] RSUs outstanding, and [●] shares remained available for grant.

This Amendment would increase the number of shares of common stock available for future awards under the 2019 Plan by 2,500,000 shares. As of April __, 2025, there were [●] shares of the Company’s common stock outstanding, and the closing stock price of the Company’s common stock, as reported on Nasdaq, was [●] per share.

The Board believes that granting equity-based compensation awards to our officers, employees, directors and consultants is an effective means to provide appropriate incentives for sustaining our financial and operating performance and leadership excellence, to align the interests of award recipients with those of our stockholders and to encourage them to remain with us for long and productive careers. If the Amendment is not adopted, the Board believes it will have significant difficulties in recruiting, retaining, motivating and rewarding officers and employees, making it difficult for the Company to continue operating.

Summary of the Amended and Restated 2019 Plan

At the Annual Meeting, our stockholders will be asked to approve the Amendment. The Amendment was approved by our Board on March 24, 2025, subject to stockholder approval. If the Amendment is adopted by our stockholders, we will continue to be able to make awards of long-term equity incentives, which we believe are critical for attracting, motivating, rewarding and retaining a talented management team who will contribute to our success. If the Amendment is not adopted by our stockholders, the Company will continue to operate the 2019 Plan pursuant to its current provisions. The following description is a summary only and is qualified in its entirety by reference to the complete text of the 2019 Plan, which is appended to this proxy statement as Appendix A.

The purposes of the 2019 Plan are to:

●	align the interests of our stockholders and recipients of awards under the 2019 Plan by increasing the proprietary interest of such recipients in the Company’s growth and success;

●	advance the interests of the Company by attracting and retaining non-employee directors, officers, other employees, consultants, independent contractors and agents; and

●	motivate such persons to act in the long-term best interests of the Company and our stockholders.

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Under the 2019 Plan, the Company may grant:

●	non-qualified stock options;

●	“incentive stock options” (within the meaning of Section 422 of the Code);

●	stock appreciation rights (“SARs”);

●	restricted stock, RSUs or other stock awards (“Stock Awards”); and

●	performance awards.

As of April __, 2025, approximately [●] executive officers, [●] employees and four non-employee directors were eligible to participate in the 2019 Plan, if selected by the Compensation Committee for participation.

The 2019 Plan Combines Compensation and Governance Best Practices

The 2019 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including

●	The 2019 Plan is administered by a committee of our Board, comprised entirely of independent directors, which is currently the Compensation Committee of the Board;

●	Stock options and SARs granted under the 2019 Plan may not be repriced without stockholder approval other than in connection with a change in control or adjustments described in the 2019 Plan;

●	The exercise price of stock options and the base price for SARs granted under the 2019 Plan may not be less than the fair market value of a share of our common stock on the date of grant, subject to certain exceptions for substitute awards granted in connection with a corporate transaction;

●	The 2019 Plan prohibits the grant of dividend equivalents with respect to stock options and SARs and subjects all dividends and dividend equivalents paid with respect to Stock Awards or performance awards to the same vesting conditions as the underlying awards;

●	The 2019 Plan does not contain a liberal change in control definition; and

●	The 2019 Plan provides that the committee may require the reimbursement of all or any portion of any awards granted under the 2019 Plan, or may require the termination, rescission, or the recapture of any award, in the event of certain financial restatements or a violation by the participant of certain restrictive covenants.

●	The aggregate value of cash compensation paid during any fiscal year of the Company, taken together with the grant date fair value of shares of Common Stock that may be awarded or granted during any fiscal year of the Company, to any of our non-employee directors during such calendar year, may not exceed $400,000 in total value.

Description of the 2019 Plan

The following description is qualified in its entirety by reference to the 2019 Plan, as amended by the Amendment. A copy of the 2019 Plan, as amended by the Amendment, is attached to this proxy statement as Appendix A.

Administration

The 2019 Plan is administered by a committee designated by our Board (the “Plan Committee”), consisting of two or more members of our Board, each of whom may be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the Nasdaq Capital Market or, if our common stock is not listed on the Nasdaq Capital Market, within the meaning of the rules of the principal stock exchange on which our common stock is then traded. The Compensation Committee currently administers the 2019 Plan.

Subject to the express provisions of the 2019 Plan, the Plan Committee has the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by an agreement containing such provisions not inconsistent with the 2019 Plan as the Plan Committee will approve. The Plan Committee will also have authority to establish rules and regulations for administering the 2019 Plan and to decide questions of interpretation or application of any provision of the 2019 Plan. The Plan Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding stock options and SARs will become exercisable in part or in full, (ii) all or a portion of a restriction period on any award will lapse, (iii) all or a portion of any performance period applicable to any award will lapse and (iv) any performance measures applicable to any outstanding award will be deemed satisfied at target, maximum or any other level.

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The Plan Committee may delegate some or all of its power and authority under the 2019 Plan to our Board (or any members thereof) or, subject to applicable law, a subcommittee of our Board, a member of our Board, the Chief Executive Officer or other executive officer of the Company as the Plan Committee deems appropriate, except that it may not delegate its power and authority to a member of our Board, the Chief Executive Officer or any executive officer with regard to awards to persons who are subject to Section 16 of the Exchange Act.

Available Shares

Subject to the adjustment provisions set forth in the 2019 Plan, the number of shares of our common stock authorized for issuance under the 2019 Plan, assuming stockholder approval of the Amendment, will be 4,532,818. Subject to the adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the 2019 Plan (assuming stockholder approval of the Amendment) is 7,500,000 shares.

To the extent that shares of our common stock subject to an outstanding award granted under the 2019 Plan or a Prior Plan, other than substitute awards granted in connection with a corporate transaction, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares of our common stock subject to a stock option cancelled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of our common stock will again be available under the 2019 Plan. Shares of our common stock subject to an award under the 2019 Plan or a Prior Plan will not again be available for issuance under the 2019 Plan if such shares are (a) shares that were subject to a stock option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (b) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes relating to an outstanding award or (c) shares repurchased by the Company on the open market with the proceeds of a stock option exercise.

Non-Employee Director Compensation Limit

Under the 2019 Plan, the aggregate value of cash compensation and the grant date fair value of shares of our common stock that may be awarded or granted during any fiscal year of the Company to any non-employee director shall not exceed $400,000.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the 2019 Plan, the Plan Committee does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders, other than in connection with a capitalization adjustment or our Change in Control.

Change in Control

Subject to the terms of the applicable award agreement, in the event of a change in control, our Board, as constituted prior to the change in control, may, in its discretion take one of the following actions: (i) require that (a) some or all outstanding stock options and SARs will become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (b) the restriction period applicable to some or all outstanding Stock Awards will lapse in full or in part, either immediately or upon a subsequent termination of employment, (c) the performance period applicable to some or all outstanding awards will lapse in full or in part, and (d) the performance measures applicable to some or all outstanding awards will be deemed satisfied at the target, maximum or any other level; (ii) require that shares of our common stock resulting from or succeeding to the business of the Company pursuant to such change in control, or the parent thereof, be substituted for some or all of the shares of our common stock subject to outstanding awards as determined by our Board; and/or (iii) require outstanding awards to be surrendered to the Company in exchange for a payment of cash, shares of our common stock resulting from the change in control, or the parent thereof, or a combination of cash and shares.

Under the terms of the 2019 Plan, a change in control is generally defined as a change in ownership or control of the Company effected through any of the following transactions: (i) certain mergers or consolidations of the Company unless: (a) the voting securities of the Company outstanding immediately before the merger or consolidation would continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; and (b) no person (other than persons who are employees at any time more than one year before a transaction) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; (ii) the sale or disposition of all, or substantially all, of the Company’s assets; (iii) certain changes in the majority composition of the Board; or (iv) the consummation of a plan of complete liquidation or dissolution of the Company.

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Outstanding awards under the 2019 Plan may be subject to additional acceleration of vesting and exercisability upon or after a change in control as may be provided in the participant’s award agreement, in any other written agreement with us or one of our affiliates, or in our director compensation policy, but in the absence of such provision, no such acceleration will occur.

Clawback/Recoupment

Awards granted under the 2019 Plan will be subject to recoupment in accordance with our Incentive Compensation Recoupment Policy and any other clawback policy that we adopt, whether in accordance with the listing standards of any national securities exchange or association on which the Company’s securities are listed, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law or otherwise. In addition, the Plan Committee may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

Effective Date, Termination and Amendment

The 2019 Plan became effective on June 18, 2019, the date on which the 2019 Plan was approved by our stockholders and will terminate as of the first annual meeting to occur on or after the tenth anniversary of the effective date, unless earlier terminated by our Board. Awards hereunder may be made at any time prior to the termination of the 2019 Plan, provided that no incentive stock option may be granted later than ten years after the date on which the 2019 Plan was approved by our Board. Our Board may amend the 2019 Plan at any time, subject to stockholder approval if (i) required by applicable law, rule or regulation, including any rule of the Nasdaq Capital Market or any other stock exchange on which our common stock is then traded, or (ii) our Board seeks to modify the non-employee director compensation limit or the prohibition on repricing set forth in the 2019 Plan. No amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

Eligibility

Participants in the 2019 Plan consist of such officers, other employees, non-employee directors, consultants, independent contractors and agents and persons expected to become officers, other employees, non-employee directors, consultants, independent contractors and agents of the Company and its subsidiaries, as selected by the Plan Committee.

Stock Options and SARs

The 2019 Plan provides for the grant of non-qualified stock options, incentive stock options and SARs. The Plan Committee will determine the conditions to the exercisability of each stock option and SAR.

Each stock option will be exercisable for no more than ten years after its date of grant, unless the stock option is an incentive stock option and the optionee owns greater than ten percent (10%) of the voting power of all shares of our capital stock (a “ten percent holder”), in which case the stock option will be exercisable for no more than five years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction, the exercise price of a stock option will not be less than 100% of the fair market value of a share of our common stock on the date of grant, unless the stock option is an incentive stock option and the optionee is a ten percent holder, in which case the stock option exercise price will be the price required by the Code, currently 110% of fair market value.

Each SAR will be exercisable for no more than ten years after its date of grant provided that no SAR granted in tandem with a stock option (a “tandem SAR”) will be exercisable later than the expiration, termination, cancellation, forfeiture or other termination of the related stock option. The base price of an SAR will not be less than 100% of the fair market value of a share of our common stock on the date of grant (or, if earlier, the date of grant of the stock option for which the SAR is exchanged or substituted), provided that the base price of a tandem SAR will be the exercise price of the related stock option. An SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of our common stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of our common stock on the exercise date and the base price of the SAR.

All of the terms relating to the exercise, cancellation or other disposition of stock options and SARs following the termination of employment of a participant, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

The Plan Committee shall not, without the approval of our stockholders, (i) reduce the purchase price or base price of any previously granted stock option or SAR, (ii) cancel any previously granted stock option or SAR in exchange for another stock option or SAR with a lower purchase price or base price or (iii) cancel any previously granted stock option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the fair market value of a share of our common stock on the date of such cancellation, in each case, other than in connection with a change in control or the adjustment provisions set forth in the 2019 Plan.

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An option may be exercised (i) by giving written notice to us specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate fair market value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request.

A tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the tandem SAR and (iii) by executing such documents as the Company may reasonably request. A non-tandem SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the exercise price of the ISO is at least 110% of the fair market value of our common stock on the date of grant, and the term of the ISO does exceed five years from the date of grant.

Stock Awards

The 2019 Plan provides for the grant of Stock Awards. The Plan Committee may grant a Stock Award as restricted stock, RSUs or as another stock award. Except as otherwise determined by the Plan Committee, Stock Awards will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period or if specified performance measures (if any) are not attained during the performance period.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock will have rights as a stockholder of the Company, including the right to vote and receive, on a deferred basis, dividends with respect to the shares of restricted stock. Distributions and dividends with respect to shares of our common stock, including regular cash dividends, will be deposited with the Company and will be subject to the same restrictions as the restricted stock.

The agreement awarding RSUs will specify (i) whether such award may be settled in shares of our common stock, cash or a combination thereof, and (ii) whether the holder will be entitled to receive dividend equivalents, with respect to such award. Any dividend equivalents with respect to RSUs that are subject to vesting conditions will be subject to the same vesting conditions as the underlying award. Prior to settlement of an RSU, the holder of an RSU will have no rights as a stockholder of the Company.

The Plan Committee may grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of our common stock, including shares of our common stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of our common stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Plan Committee. Dividend equivalents paid with respect to the other stock awards contemplated by this paragraph will be subject to the same vesting conditions as the underlying awards.

All of the terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a Stock Award upon a termination of employment, whether by reason of disability, retirement, death or any other reason or during a paid or unpaid leave of absence, will be determined by the Plan Committee.

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Performance Awards

The 2019 Plan also provides for the grant of performance awards. The agreement relating to a performance award will specify whether such award may be settled in shares of our common stock (including shares of restricted stock), cash or a combination thereof. The agreement relating to a performance award will provide, in the manner determined by the Plan Committee, for the vesting of such performance award if the specified performance measures are satisfied or met during the specified performance period and such performance goals will be determined by the Plan Committee at the time of grant. Any dividend or dividend equivalents with respect to a performance award will be subject to the same restrictions as such performance award.

The performance measures of a performance award may consist of, but shall not be limited to, one or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total stockholder return and earnings per share criteria) or individual basis, may be used by the Committee in establishing performance measures under this Plan: earnings per share; sales or revenue; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization; net income; returns on equity, assets, capital, investments, or revenue; economic value added; working capital; total stockholder return; the attainment by a share of common stock of a specified fair market value for a specified period of time; expenses; cost reduction goals; cash flow; gross profit or gross margin; operating profit or margin; strategic goals relating to product development, product market share, research, licensing, successful completion of clinical trials, submission of applications with the U.S. Food and Drug Administration (“FDA”) for new tests, receipt from the FDA of clearance for new tests, commercialization of new tests, litigation, human resources, information services, mergers, acquisitions, sales of assets of affiliates or business units, or such other goals as the Committee may determine whether or not listed in the 2019 Plan. Each such goal may be determined on a pre-tax or post-tax basis or on an absolute or relative basis, and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. In establishing a performance measure or determining the achievement of a performance measure, the Committee may provide that achievement of the applicable performance measures may be amended or adjusted to include or exclude components of any performance measure, including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance measures shall be subject to such other special rules and conditions as the Committee may establish at any time.

Prior to the settlement of a performance award in shares of our common stock, the holder of such award will have no rights as a stockholder of the Company with respect to such shares. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon a termination of employment with or service to, whether by reason of disability, retirement, death or any other reason or during a paid or unpaid leave of absence, will be determined by the Plan Committee.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2019 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local or non-United States tax consequences of the grant or exercise of an award or the disposition of stock acquired in the 2019 Plan. The 2019 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

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Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2019 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

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Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exemption to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Performance Awards

A participant will not recognize taxable income at the time performance awards are granted, and the Company will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and if the participant is an employee, will be subject to income tax withholding) in an amount equal to the fair market value of any shares of our common stock delivered and the amount of cash paid by the Company.

Section 162(m) of the Code

Under Section 162(m) of the Internal Revenue Code (“Section 162(m)”), compensation paid to each of the Company’s “covered employees” that exceeds $1 million per taxable year is generally non-deductible unless the compensation qualifies for (i) certain grandfathered exceptions (including the “performance-based compensation” exception) for certain compensation paid pursuant to a written binding contract in effect on November 2, 2017 and not materially modified on or after such date or (ii) the reliance period exception for certain compensation paid by corporations that became publicly held on or before December 20, 2019. Awards granted under the 2019 Plan will be subject to the deduction limit under Section 162(m).

New Plan Benefits

Awards under the 2019 Plan are discretionary. Accordingly, total awards that may be granted under the 2019 Plan are not determinable. We have made certain grants to our employees and to certain executive officers, as discussed above under “Executive Compensation” and we may make additional grants to certain of our executive officers later this year as well as to our non-employee directors as described above under “Board Compensation.” However, we cannot currently determine the total amount of benefits or number of shares subject to equity awards that may be granted in the future to executive officers, non-employee directors and employees under the 2019 Plan.

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Equity Compensation Plan Information

The number of shares of the Company’s common stock to be issued upon exercise of outstanding stock options and other stock awards, the weighted-average exercise price of outstanding stock options and the number of shares available for future stock option grants and other stock awards under equity compensation plans as of December 31, 2024, were as follows.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in First Column)
Equity compensation plans approved by security holders(1)	876,249	$6.11	530,613
Equity compensation plans not approved by security holders	-	-	-
Total	876,249	-	530,613

(1) Includes outstanding awards granted under our Amended and Restated 2010 Stock Incentive Plan, as amended (the “2010 Plan”), and the 2019 Plan. No further awards have or may be granted under our 2010 Plan following the adoption of our 2019 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE ASPIRA WOMEN’S HEALTH INC. 2019 STOCK INCENTIVE PLAN.

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PROPOSAL 5: APPROVAL OF AN AMENDMENT TO THE COMPANY’S FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

Our Board has approved, and is recommending that our stockholders approve, a proposed amendment to our amended and restated certificate of incorporation, as amended, to effect a reverse split of the issued and outstanding shares of the common stock at a ratio of between one-for-ten and one-for-sixty, with such ratio to be determined at the sole discretion of our Board (the “Reverse Stock Split”). The form of proposed amendment to our certificate of incorporation to effect the Reverse Stock Split is attached as Appendix [●] to this proxy statement. The text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to effect the proposed amendment of the certificate of incorporation. If a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to the certificate of incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of the common stock by the ratio to be determined by the Board, but will not increase the par value of the common stock and will not change the number of authorized shares of the common stock. If the Board does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any Reverse Stock Split after that time.

By approving this Proposal 5 and the Reverse Stock Split, stockholders will approve the amendment to our certificate of incorporation pursuant to which any whole number of outstanding shares, between and including ten and sixty, would be combined into one share of common stock and authorize our Board to file one certificate of amendment, as determined by our Board in the manner described herein. If approved, our Board may also elect not to effect any Reverse Stock Split and consequently not file any certificate of amendment to the certificate of incorporation.

Nasdaq Listing Compliance

Our common stock is listed on The Nasdaq Capital Market under the symbol “AWH.” To maintain a listing on The Nasdaq Capital Market, we must satisfy various listing maintenance standards established by the Nasdaq. If we are unable to meet The Nasdaq Capital Market requirements, our common stock will be subject to delisting.

Among other things, we are required to comply with the continued listing requirements of The Nasdaq Capital Market, including that the common stock maintain a minimum bid price of $1.00 on The Nasdaq Capital Market, or the Nasdaq Minimum Bid Requirement. We do not currently satisfy this Nasdaq Minimum Bid Requirement. Assuming our stockholders approve this proposal, our Board will determine whether to effect a Reverse Stock Split in the range of between one-for-ten and one-for-sixty, inclusive, at the ratio determined by our Board to be most likely sufficient to allow us to meet and maintain the $1.00 minimum bid price requirement.

Reasons for the Reverse Stock Split

On July 1, 2024, we received a deficiency letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market, LLC (“Nasdaq”) stating that for the 30 consecutive business days prior to the date of the Notice, our Market Value of Listed Securities was below the minimum of $35 million required for continued listing on Nasdaq pursuant to Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). To regain compliance with the MVLS Requirement, the market value of our common stock must have met or exceeded $35.0 million for a minimum of 10 consecutive business days during the 180-day grace period ending on December 30, 2024 (the “MVLS Compliance Date”), unless the Staff of Nasdaq exercises its discretion to extend this 10 consecutive business day period. As of December 30, 2024, we were unable to regain compliance by the MVLS Compliance Date. As such, on December 31, 2024, Nasdaq notified us that our securities are subject to delisting. While we requested an appeal of Nasdaq’s delisting determination and presented our plan at a hearing on February 18, 2025, no assurance can be provided that we will be successful in appealing such determination and maintaining the listing of our common stock on The Nasdaq Capital Market.

Furthermore, on October 17, 2024, we received written notice from Nasdaq that we were not in compliance with Nasdaq Listing Rule 5550(a)(2), as the minimum bid price of our common stock had been below $1.00 per share for 30 consecutive business days. In accordance with Nasdaq Listing Rule 5810, and assuming our common stock is not delisted for our failure to satisfy the MVLS Requirement by the MVLS Compliance Date, we will have a period of 180 calendar days, or until April 15, 2025, to regain compliance with the minimum bid price requirement and market value of common stock requirement. To regain compliance with the Nasdaq bid price requirement, the closing bid price of our common stock must meet or exceed $1.00 per share for at least 10 consecutive business days during this 180- calendar day period. In the event we do not regain compliance by April 15, 2025, we may be eligible for an additional 180 calendar day grace period.

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As the Company did not regain compliance with the Nasdaq Minimum Bid Requirement within the Grace Period, we applied for an extension of the cure period, as permitted under the Initial Notice. We were granted such extension of the cure period because (i) we had indicated that, to the extent necessary, we intend to cure the deficiency by effecting the Reverse Stock Split and (ii) we meet the continued listing requirement for the market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the Bid Price Requirement. However, if it appears to Nasdaq staff that we will not be able to cure the deficiency, or if we do not meet the other listing standards, Nasdaq could provide notice that the common stock will be subject to delisting. In the event we receive notice that the common stock is being delisted, we would be entitled to appeal the determination to a Nasdaq Listing Qualifications Panel and request a hearing.

We presented an appeal of Nasdaq’s determination to delist our common stock. As a result of the hearing, on March 6, 2025, we received written notice from Nasdaq that it would grant our request for continued listing on the Nasdaq Capital Market subject to certain conditions. Although we have been granted the conditional exception to remain listed on the Nasdaq Capital Market, no assurance can be provided that we will successfully meet the conditions of the exception and that our common stock will continue to be listed on The Nasdaq Capital Market.

Our Board has considered the potential harm to us of a delisting of the common stock and has determined that, if the common stock continues to trade below $1.00 per share, the consummation of the Reverse Stock Split is the best way to maintain liquidity by achieving compliance with the Nasdaq Minimum Bid Requirement. Our Board also believes that the current low per share market price of the common stock has a negative effect on the marketability of our existing shares. Our Board believes there are several reasons for this effect. First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Second, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. Third, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the common stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if the share price of the common stock were substantially higher. This factor is also believed to limit the willingness of some institutions to purchase the common stock. Our Board anticipates that a Reverse Stock Split will result in a higher bid price for our common stock, which may help to alleviate some of these problems.

If this Proposal 5 is approved by the holders of the common stock and our Board decides to implement the Reverse Stock Split, our Board will determine the ratio of the Reverse Stock Split, in the range of between one-for-ten and one-for-sixty, inclusive, as determined in the judgment of our Board to be most likely sufficient to allow us to achieve and maintain compliance with the minimum $1.00 per share requirement for listing on The Nasdaq Capital Market for the longest period of time while retaining a sufficient number of outstanding, tradeable shares to facilitate an adequate market.

We believe that maintaining listing on The Nasdaq Capital Market will provide us with a market for the common stock that is more accessible than if the common stock were traded on the OTC Bulletin Board or in the “pink sheets” maintained by the OTC Markets Group, Inc. Such alternative markets are generally considered to be less efficient than, and not as broad as The Nasdaq Capital Market. Among other factors, trading on The Nasdaq Capital Market increases liquidity and may potentially minimize the spread between the “bid” and “asked” prices quoted by Market Makers (as defined in Nasdaq Rule 5005). Further, a Nasdaq listing may enhance our access to capital, increase our flexibility in responding to anticipated capital requirements and facilitate the use of our common stock in any strategic or financing transactions that we may undertake. We believe that prospective investors will view an investment in us more favorably if our shares qualify for listing on The Nasdaq Capital Market as compared with the OTC markets.

Effects of the Reverse Stock Split

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the Reverse Stock Split ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except that stockholders who would have otherwise received fractional shares will receive cash in lieu of such fractional shares. After the Reverse Stock Split, each share of the common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized and common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

The Reverse Stock Split would reduce the number of shares of common stock available for issuance under our 2019 Stock Incentive Plan, or the 2019 Plan, in proportion to the reverse split ratio of the Reverse Stock Split.

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Similarly, under the terms of the 2019 Plan and the agreements governing the Company’s outstanding stock options, the Reverse Stock Split will effect a reduction in the number of shares of the Company’s common stock issuable upon the vesting of such stock options in proportion to the reverse split ratio of the Reverse Stock Split. In connection with the Reverse Stock Split, the number of shares of the Company’s common stock issuable upon the vesting of outstanding stock options will be rounded down to the nearest whole share, and no cash payment will be made in respect of such rounding.

The following table sets forth the number of shares of the common stock that would be outstanding immediately after the Reverse Stock Split at various exchange ratios, based on the [●] shares of common stock outstanding as of April __, 2025. The table does not account for fractional shares that will be paid in cash.

Ratio of Reverse Stock Split	Approximate Shares of Common Stock Outstanding After Reverse Stock Split
None	[●]
1:10	[●]
1:20	[●]
1:30	[●]
1:40	[●]
1:50	[●]
1:60	[●]

If a stockholder owns 10,000 shares of common stock prior to the Reverse Stock Split, after the Reverse Stock Split that same stockholder would own:

●	1,000 shares in the case of a Reverse Stock Split at the ratio of 1-for-10;

●	500 shares in the case of a Reverse Stock Split at the ratio of 1-for-20;

●	333 shares in the case of a Reverse Stock Split at the ratio of 1-for-30;

●	250 shares in the case of a Reverse Stock Split at the ratio of 1-for-40;

●	200 shares in the case of a Reverse Stock Split at the ratio of 1-for-50; and

●	166 shares in the case of a Reverse Stock Split at the ratio of 1-for-60.

Accounting Matters

The Reverse Stock Split will not affect the par value of the common stock. As a result, upon the effectiveness of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionately based on the exchange ratio selected by our Board for the Reverse Stock Split, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the common stock will be increased because there will be fewer shares of common stock outstanding. In addition, proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise or settlement of all outstanding options, restricted stock units and warrants to purchase or acquire, as applicable, shares of common stock, and the number of shares reserved for issuance pursuant to our existing equity incentive, stock option and employee stock purchase plans will be reduced proportionately based on the exchange ratio selected by the Board for the Reverse Stock Split.

No Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share.

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Certain Risks Associated with the Reverse Stock Split

Before voting on this Proposal 5, stockholders should consider the following risks associated with effecting a Reverse Stock Split:

●	Although we expect that a Reverse Stock Split will result in an increase in the market price of the common stock, we cannot assure you that a Reverse Stock Split will increase the market price of the common stock in proportion to the reduction in the number of shares of the common stock outstanding or result in a permanent increase in the market price. The effect that a Reverse Stock Split may have upon the market price of the common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of the common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of the common stock after a Reverse Stock Split may be lower than the total market capitalization before a Reverse Stock Split and, in the future, the market price of the common stock following a Reverse Stock Split may not exceed or remain higher than the market price prior to a Reverse Stock Split.

●	Even if our stockholders approve a Reverse Stock Split and the Reverse Stock Split is effected, there can be no assurance that we will continue to meet the continued listing requirements of The Nasdaq Capital Market.

●	A Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

●	Although the Board believes that the decrease in the number of shares of common stock outstanding as a consequence of a Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in the common stock and possibly promote greater liquidity for stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Potential Anti-Takeover Effect of the Reverse Stock Split

Upon effectiveness of the Reverse Stock Split, the number of authorized shares of common stock that are not issued or outstanding will increase relative to the number of shares of common stock that are issued and outstanding prior to the Reverse Stock Split. While this increase could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), Proposal 5 is not being proposed in response to any effort of which we are aware to accumulate shares of the common stock or to obtain control of the Company.

Effective Date

If our stockholders approve the Reverse Stock Split, the Reverse Stock Split would become effective at such time as it is deemed by our Board to be in the best interests of the Company and our stockholders and we file the amendment to our certificate of incorporation. Even if the Reverse Stock Split is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the Reverse Stock Split. Upon the filing of the amendment, all of the pre-Reverse Stock Split shares will be converted into new common stock as set forth in the amendment.

Exchange of Stock Certificates

Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. Our transfer agent will act as the “exchange agent” for purposes of implementing the exchange of stock certificates. Stockholders holding pre-split shares that are certificated will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered the stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

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Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the Reverse Stock Split that generally are expected to be applicable to U.S. Holders (as defined below) of the common stock, but does not purport to be a complete discussion of all of the potential tax considerations relating thereto. This summary is based on the provisions of the United States federal income tax law (including the Internal Revenue Code of 1986, as amended, or the Code, applicable Treasury Regulations promulgated thereunder, and judicial authorities and current administrative rulings and practices as in effect on the date of this proxy statement). Changes to these laws could alter the tax consequences described below, possibly with retroactive effect, which may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed below. This summary assumes that the common stock will be, both before and after the Reverse Stock Split, held as a “capital asset,” as defined in the Code (i.e., generally, property held for investment). Further, it does not discuss the tax consequences of the Reverse Stock Split under state, local, foreign laws or under gift, excise or other non-income tax laws, or the application of the alternative minimum tax rules, the Medicare contribution tax on net investment income or the special tax accounting rules under Section 451(b) of the Code. This summary does not address the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not any such transactions are consummated in connection with the Reverse Stock Split), or the tax consequences to holders of options, warrants or similar rights to acquire common stock. In addition, this summary does not address the tax consequences applicable to a holder’s particular circumstances or to holders that are subject to special tax rules, including without limitation banks, financial institutions, insurance companies, regulated investment companies, mutual funds, real estate investment trusts, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, traders, tax-exempt entities, persons who hold common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other integrated or risk reduction transaction, persons whose common stock constitute qualified small business stock within the meaning of Section 1202 of the Code, holders who hold their common stock through individual retirement or other tax-deferred accounts, holders of common stock who are not U.S. Holders (as defined below), holders of common stock who have a functional currency for U.S. federal income tax purposes other than the U.S. dollar, holders who acquired their common stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code, holders who acquired their common stock pursuant to the exercise of employee stock options or otherwise as compensation, or holders of common stock who are partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, S corporations, or other pass-through entities or investors in such pass-through entities.

For purposes of this discussion, a U.S. Holder means a beneficial owner of common stock that is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof, or the District of Columbia; (iii) an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or (iv) a trust (other than a grantor trust) if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (B) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

THIS SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

Tax Consequences of the Reverse Stock Split

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. A U.S. Holder that receives solely a reduced number of shares of common stock generally will not recognize gain or loss in the Reverse Stock Split. A U.S. Holder’s aggregate tax basis in the reduced number of shares of common stock should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of common stock, and such U.S. Holder’s holding period in the reduced number of shares of common stock should include the holding period in its pre-Reverse Stock Split shares of common stock exchanged. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. Holders should consult their tax advisors as to application of the foregoing rules where shares of common stock were acquired at different times or at different prices.

No gain or loss will be recognized by the Company as a result of the proposed Reverse Stock Split.

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Cash in Lieu of Fractional Shares

A U.S. Holder that receives cash in lieu of fractional share interests as a result of the Reverse Stock Split will be treated as having received the fractional shares pursuant to the Reverse Stock Split and then as having exchanged the fractional shares for cash in a redemption by The Company, and generally should recognize gain or loss equal to the difference, if any, between the amount of cash received in lieu of a fractional share and its adjusted basis allocable to the fractional share interests. Such gain or loss will be long-term capital gain or loss if the pre-Reverse Stock Split shares were held for more than one year. Long-term capital gains of individuals are generally subject to tax at reduced rates. There are limitations on the deductibility of capital losses under the Code. A U.S. Holder’s aggregate tax basis in the reduced number of shares of common stock, if any, should equal the U.S. Holder’s aggregate tax basis in its pre-Reverse Stock Split shares of common stock decreased by the basis allocated to the fractional share for which such U.S. Holder is entitled to receive cash, and the holding period of the reduced number of shares of common stock received, if any, should include the holding period of the pre-Reverse Stock Split shares of common stock exchanged.

Information Reporting and Backup Withholding

A holder of common stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Stock Split. To avoid backup withholding, each holder of common stock that does not otherwise establish an exemption should provide its taxpayer identification number and comply with the applicable certification procedures. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a U.S. Holder’s U.S. federal income tax liability, provided the required information is timely and properly furnished to the Internal Revenue Service. Holders of common stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption, as well as the procedures for obtaining a credit or refund if backup withholding is imposed.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO U.S. HOLDERS. IT IS NOT A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS THAT MAY BE IMPORTANT TO A PARTICULAR HOLDER. ALL HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM, INCLUDING RECORD RETENTION AND TAX-REPORTING REQUIREMENTS, AND THE APPLICABILITY AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX LAWS.

No Dissenters’ Rights

Under applicable Delaware law, our stockholders are not entitled to dissenters’ or appraisal rights with respect to our proposed amendment to the certificate of incorporation to effect the Reverse Stock Split. We will not independently provide our stockholders with any such right.

Vote Required

The affirmative vote of a majority of the votes properly cast at the Annual Meeting in person or by proxy and entitled to vote is required for approval of the proposed amendment to our certificate of incorporation to effect a Reverse Stock Split set forth in this Proposal 5. Because proposal 5 is considered “routine” for these purposes, there will not be any broker non-votes for this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION.

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PROPOSAL 6: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected BDO USA, LLP, an independent registered public accounting firm, to audit our financial statements for the year ending December 31, 2025, and recommends that stockholders vote for ratification of such selection. Notwithstanding this selection, the Audit Committee, in its discretion, may direct the appointment of a new independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of our stockholders. In the event of a negative vote on ratification, the Audit Committee may reconsider its selection.

BDO USA, LLP was appointed as our independent registered public accounting firm by the Audit Committee of the Board in April 2012. It is currently serving as our independent registered public accounting firm. BDO USA, LLP has represented to us that it is independent with respect to the Company within the meaning of the published rules and regulations of the SEC.

One or more representatives of BDO USA, LLP plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders and, although they do not expect to do so, they will have the opportunity to make a statement if they so desire.

Audit Fees and Non-Audit Fees

The following is a summary of the fees and services provided by BDO USA, LLP for 2024 and 2023.

	2024	2023
Audit fees	$884,965	$757,356
Audit-related fees	—	—
Tax fees	28,952	60,853	(1)
All other fees	—	—
Total	$913,817	$818,209

(1)	Includes fees for the preparation of our 2022 federal and state tax returns.

Audit Fees consist of fees for professional services rendered in connection with the audit of our annual financial statements, the review of the interim financial statements included in quarterly reports and services that are normally provided by BDO in connection with regulatory or registration filings, including issuance of comfort letters.

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

Tax Fees consist of fees billed for professional services for tax studies.

All Other Fees consist of fees for services other than the services reported above.

In fiscal 2024 and fiscal 2023, no services other than the audit and tax services discussed above were provided by BDO.

Audit Committee Pre-Approval of Policies and Procedures

The Audit Committee is responsible for appointing, compensating and overseeing the work of the independent registered public accounting firm. The Audit Committee has established a pre-approval procedure for all audit and permissible non-audit services to be performed by our independent registered public accounting firm. The pre-approval policy requires that requests for services by the independent registered public accounting firm be submitted to the Chair of the Audit Committee for review and approval. Any requests that are approved by the Chair of the Audit Committee are then aggregated and submitted to the Audit Committee for approval at a meeting of the Audit Committee. Requests may be made with respect to either specific services or a type of service for predictable or recurring services.

All audit, audit-related, tax and other services, which include all permissible non-audit services, provided to us by BDO USA, LLP were pre-approved by the Audit Committee. Additionally, the Audit Committee concluded that the provision of those services by BDO USA, LLP were compatible with the maintenance of the independent registered public accounting firm’s independence.

THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of April __, 2025 (unless otherwise indicated), by (1) each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our common stock, (2) each of our directors and director nominees, (3) each of our Named Executive Officers, and (4) all of our directors and executive officers as a group. All shares are subject to the named person’s sole voting and investment power except where otherwise indicated.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Shares of common stock which are issued and outstanding are deemed to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Shares of common stock which are issuable upon exercise of options or warrants or the vesting of RSUs are deemed to be issued and outstanding and beneficially owned by any person who has or shares voting or investment power over such securities only if such securities are exercisable within 60 days of April __, 2025, and, in any event, solely for purposes of calculating that person’s percentage ownership of the common stock (and not for purposes of calculating the percentage ownership of any other person).

Except where otherwise indicated, the number of shares of common stock deemed outstanding and used in the denominator for determining percentage ownership for each person equals (i) [●] shares of common stock outstanding as of April __, 2025, plus (ii) such number of shares of common stock as are issuable pursuant to RSUs, options or warrants held by that person (and excluding RSUs, options and warrants held by other persons) which may vest or be exercised within 60 days of April __, 2025.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Shares Beneficially Owned
Beneficial Owners of More Than 5%:
Jack W. Schuler(1)	2,712,156	[●]
100 N. Field Drive, Suite 360
Lake Forest, IL 60045
Robert H. Drysdale(2)	1,354,975	[●]
132A Royal Circle
Honolulu, HI 96816
Directors and Named Executive Officers:
Ellen Beausang(3)	1,615	*
Michael Buhle	-	-
James Crawford(4)	8,598	*
Jannie Herchuk(5)	110,897	*
Stefanie Cavanaugh(6)	81,994	*
Celeste Fralick(7)	61,109	*
Ellen O’Connor Vos(8)	77,257	*
Winfred Parnell(9)	74,478	*
John Ragard(10)	200,093	[●]

All Directors and Executive Officers as a Group (9 persons)	616,041	[●]

* Less than 1%

(1)	Based on the information provided in Amendment No. 17 to Schedule 13D filed with the SEC on March 10, 2025 by Jack W. Schuler with respect to himself and the Jack W. Schuler Living Trust). Includes (i) 6,536 shares of common stock held by Jack Schuler and (ii) 1,912,156 shares held by Jack W. Schuler Living Trust. The number of shares beneficially owned excludes (i) 37,388 shares issuable upon the exercise of warrants owned by Jack W. Schuler Living Trust, (ii) 6,536 shares issuable upon the exercise of warrants owned by Jack W. Schuler and (iii) securities issuable upon conversion of a senior secured note due 2030 in the principal amount of $200,000, all of which are not currently exercisable due to beneficial ownership limitations. The address of the Jack W. Schuler is P.O. Box 531, Lake Bluff, IL 60044.

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(2)	Based on the information provided in Schedule 13G filed with the SEC on February 14, 2022 by Robert H. Drysdale and Form 3 filed on December 8, 2023. Mr. Drysdale reported that as of November 28, 2023, he had sole voting and dispositive power with respect to 1,310,531 shares of our common stock. The number of shares beneficially owned includes 44,444 shares issuable upon the exercise of stock warrants. The address of Robert H. Drysdale is 132A Royal Circle, Honolulu, Hawaii 96816.

(3)	Includes 1,615 RSUs.

(4)	Includes 8,598 shares issuable upon the exercise of stock options.

(5)	Includes (i) 74,064 shares of common stock, (ii) 8,438 RSUs, (iii) 4,902 common stock warrants and (iv) 23,493 shares issuable upon the exercise of stock options.

(6)	Includes (i) 72,788 shares of common stock, (ii) 5,938 RSUs and (iii) 3,268 common stock warrants.

(7)	Includes (i) 55,665 shares of common stock, (ii) 5,000 RSUs and (iii) 444 common stock warrants.

(8)	Includes (i) 68,676 shares of common stock, (ii) 5,313 RSUs and (iii) 3,268 common stock warrants.

(9)	Includes (i) 66,054 shares of common stock, (ii) 5,156 RSUs and (iii) 3,268 common stock warrants.

(10)	Includes (i) 129,891 shares of common stock, (ii) 4,843 RSUs and (iii) 65,359 common stock warrants.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. As a practical matter, we assist our officers and directors by completing and filing Section 16 reports on their behalf. Based solely on a review of the copies of such reports filed with the SEC, and the written representations of our officers and directors, we believe that our officers and directors, and persons who own more than 10% of our common stock, complied with all applicable filing requirements for the year ended December 31, 2024, except that Ellen O’Connor Vos failed to timely file a Form 4 in connection with the vesting of a restricted stock unit and related issuance on September 30, 2024.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a summary of transactions since January 1, 2024, to which we have been a participant in which the amount involved exceeded or will exceed $120,000 or 1% of our total assets, and in which any of our directors, executive officers, or holders of more than five percent of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements described in the sections titled “Executive Compensation” and “Board Compensation.”

Relationships Resulting from 2013 Private Placement

In connection with a May 8, 2013 private placement, on May 13, 2013, the Company entered into a Stockholders Agreement (the “Stockholders Agreement”) with certain of the purchasers in the private placement (the “2013 Purchasers”). Among other things, the Stockholders Agreement provides certain of the 2013 Purchasers with rights to participate in any future equity offerings by the Company on the same price and terms as other investors. Certain of the 2013 Purchasers were also offered the opportunity to participate in the underwritten public offering of our common stock that we completed on February 8, 2021, and certain trusts and other entities affiliated with H. George Schuler and Tanya Schuler Sharman, as well as Seamark Capital, L.P., purchased an aggregate of 40,555 shares of our common stock (as adjusted for the reverse stock split) for aggregate gross proceeds of $4,562,497.50. In addition, certain of the 2013 Purchasers were also offered the opportunity to participate in the underwritten public offering of our common stock that we completed on August 22, 2022, and certain trusts and other entities affiliated with H. George Schuler and Tanya Schuler Sharman purchased an aggregate of 8,888 shares of our common stock (as adjusted for the reverse stock split) for aggregate gross proceeds of $117,333.04. Also, certain of the 2013 Purchasers were also offered the opportunity to participate in the underwritten public offering of our common stock that we completed on July 24, 2023, and certain trusts and other entities affiliated with H. George Schuler and Tanya Schuler Sharman purchased an aggregate of 181,800 shares of our common stock for aggregate gross proceeds of $499,950.00. Further, certain of the 2013 Purchasers were also offered the opportunity to participate in the underwritten public offering of our common stock that we completed on January 26, 2024, and certain trusts and other entities affiliated with H. George Schuler and Tanya Schuler Sharman purchased an aggregate of 28,500 shares of our common stock for aggregate gross proceeds of $99,750.00.

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In addition, in connection with the May 8, 2013 private placement, Oracle Partners, LP and Oracle Ten Fund Master LP, together, and Jack W. Schuler (the “Principal Purchasers”) received rights to prohibit the Company from taking any of the following actions unless agreed to by at least one of the Principal Purchasers:

●	Making any acquisition with a value greater than $2 million;
●	Entering into, or amending the terms of our agreements with Quest Diagnostics, which consent shall not be unreasonably withheld, conditioned or delayed following good faith consultation with the Company;
●	Submitting any resolution at a meeting of stockholders or in any other manner changing or authorizing a change in the size of our Board;
●	Offering, selling or issuing any securities senior to the Company’s common stock or any securities that are convertible into or exchangeable or exercisable for securities ranking senior to our common stock;
●	Amending our Certificate of Incorporation or Bylaws in any manner that effects the rights, privileges or economics of the Company’s common stock;
●	Making any action that would result in a change in control of the Company or an insolvency event;
●	Paying or declaring dividends on any securities of the Company or distributing the assets of the Company other than in the ordinary course of business or repurchasing any outstanding securities of the Company; or
●	Adopting or amending any shareholder rights plan.

In addition, the Principal Purchasers each received the right to nominate a member to serve on our Board. Dr. Eric Varma was designated as a Board nominee by Oracle Partners, LP and Oracle Ten Fund Master, LP pursuant to the Stockholders Agreement and was appointed as a director on September 12, 2013. Dr. Varma did not stand for re-election at the 2018 annual meeting of the stockholders of the Company. Oracle Partners, LP and Oracle Ten Fund Master, LP have not yet notified the Company of the person who will succeed Dr. Varma as the Oracle Partners, LP and Oracle Ten Fund Master, LP designee on the Board. James T. LaFrance was designated as a Board nominee by Jack W. Schuler. The Board appointed Mr. LaFrance as a director and Chair of the Board on December 12, 2013, and effective from March 2022 to December 2022 he served as Lead Independent Director of the Board. Mr. LaFrance resigned from the Board effective December 15, 2022. Subsequent to his nomination by Jack W. Schuler, the Board appointed John Ragard as a director effective July 25, 2024.

The rights and prohibitions of the 2013 Purchasers under the Stockholders Agreement terminate for each 2013 Purchaser when it ceases to own or hold less than 50% of the shares, warrants or warrant shares that were purchased at the closing of the 2013 private placement.

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OTHER MATTERS

We filed our Annual Report on Form 10-K for the year ended December 31, 2024 with the SEC on March 27, 2025 (the “Annual Report”). Stockholders may obtain a copy of the Annual Report, free of charge, by writing to Aspira Women’s Health Inc., Attn: Investor Relations, 12117 Bee Caves Road, Building III, Suite 100, Austin, Texas 78738. In addition, copies of our annual, quarterly and current reports are available at www.aspirawh.com.

Our management and our Board know of no matters to come before the Annual Meeting other than the matters referred to in the Notice of Annual Meeting of Stockholders. The persons named in the enclosed proxy will vote the shares represented thereby in accordance with the recommendation of the Board as to any proposal properly presented at the Annual Meeting, or if no recommendation is made by the Board, then pursuant to the authority granted in the proxy.

IMPORTANT NOTE

The matters to be considered at the Annual Meeting are of great importance to our stockholders. Accordingly, you are urged to read and carefully consider the information presented in this proxy statement. Your vote is important, no matter how many or how few shares you hold. Please vote your shares by Internet today or request a proxy card to sign, date and return as soon as possible. If your shares are held in street name, only your broker or bank can vote your shares and only upon receipt of your specific instructions. Please contact the person responsible for your account at your broker to ensure that a proxy is voted on your behalf.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jannie Herchuk
Jannie Herchuk
Chairperson of the Board

Austin, Texas
[●], 2025

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Appendix A

CERTIFICATE OF AMENDMENT

OF FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

OF ASPIRA WOMEN’S HEALTH, INC.

ASPIRA WOMEN’S HEALTH INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Aspira Women’s Health Inc. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 22, 2010, as amended on June 29, 2014; June 11, 2020; February 7, 2023; and May 11, 2023 (the “Certificate of Incorporation”).

SECOND: ARTICLE IV, SECTION 2 of the Corporation’s Certificate of Incorporation shall be amended by inserting the following language at the end of such section which shall read as follows:

“Reverse Stock Split. As of 4:01 p.m. Eastern Time on [   ] (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each [  ] ([  ]) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of common stock, par value of $0.001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the Reverse Stock Split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split.”

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [__]th day of [__], 202[__].

ASPIRA WOMEN’S HEALTH INC.

By:
Name:
Name:

PROXY CARD

ASPIRA WOMEN’S HEALTH INC.

PROXY FOR ANNUAL MEETING TO BE HELD ON May __, 2025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints, Jannie Herchuk and Michael Buhle, as proxy with full power of substitution, to represent and to vote all the shares of common stock of Aspira Women’s Health Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held on Ma y __, 2025 and at any adjournments thereof, subject to the directions indicated on this Proxy Card.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

This proxy is governed by the laws of the State of Delaware.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May __, 2025 at 10:00 am local time at Sheppard Mullin Richter & Hampton, 30 Rockefeller Plaza, New York, NY 10112. The proxy statement and the 2024 Annual Report on Form 10-K are available at ________.

THIS IS YOUR PROXY

YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Aspira Women’s Health Inc. to be held at Sheppard Mullin Richter & Hampton, 30 Rockefeller Plaza, New York, NY 10112, on May __, 2025, beginning at 10:00 a.m. local time.

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1-6

1. Election of Directors Nominees	FOR	AGAINST	ABSTAIN

01- Ellen Beausang	☐	☐	☐
02- Jannie Herchuk	☐	☐	☐
03- Lynn O’Connor Vos	☐	☐	☐
04- Winfred Parnell, M.D.	☐	☐	☐

2. Proposal to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. Proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(c), the issuance of warrants to purchase 27,778 shares of common stock to certain related parties pursuant to the terms of the private placement financing transaction set forth in the Securities Purchase Agreement dated as of June 30, 2024	FOR ☐	AGAINST ☐	ABSTAIN ☐

4. Proposal to approve an amendment to the Aspira Women’s Health Inc. 2019 Stock Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5. Proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock at a ratio of between 1-for-10 and 1-for-60, with such ratio to be determined at the sole discretion of the board of directors of the Company and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion.	FOR ☐	AGAINST ☐	ABSTAIN ☐

6. Proposal to ratify the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

Dated:	, 2025

Signature

Name (printed)

Title

VOTING INSTRUCTIONS

You may vote your proxy in the following ways:

1.	VIA INTERNET:

Login to _________________

Enter your control number (12 digit number located below)

2.	VIA MAIL:

CONTROL NUMBER:

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m.,

prevailing time, on May __, 2025.